Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	JKS
Entity Registrant Name	JINKOSOLAR HOLDING CO., LTD.
Entity Central Index Key	0001481513
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	89,435,058

CONSOLIDATED STATEMENTS OF OPERATIONS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 Third Party USD ($)	Dec. 31, 2011 Third Party CNY	Dec. 31, 2010 Third Party CNY	Dec. 31, 2009 Third Party CNY	Dec. 31, 2011 Related Party USD ($)	Dec. 31, 2011 Related Party CNY	Dec. 31, 2009 Related Party CNY	Dec. 31, 2011 Forward Contracts USD ($)	Dec. 31, 2011 Forward Contracts CNY	Dec. 31, 2010 Forward Contracts CNY	Dec. 31, 2011 Convertible Senior Notes And Capped Call Options USD ($)	Dec. 31, 2011 Convertible Senior Notes And Capped Call Options CNY	Dec. 31, 2010 Series A CNY	Dec. 31, 2009 Series A CNY	Dec. 31, 2010 Series B CNY	Dec. 31, 2009 Series B CNY
Revenues	$ 1,173,350,616	7,384,951,444	4,654,854,723	1,567,859,592	$ 1,168,172,913	7,352,363,495	4,654,854,723	1,539,542,277	$ 5,177,703	32,587,949	28,317,315
Cost of revenues	(990,657,667)	(6,235,100,290)	(3,297,468,914)	(1,337,647,527)
Gross profit	182,692,949	1,149,851,154	1,357,385,809	230,212,065
Operating expenses:
Selling and marketing	(53,763,467)	(338,381,885)	(169,822,118)	(16,727,975)
General and administrative	(66,722,501)	(419,944,749)	(166,025,199)	(85,114,520)
Research and development	(4,765,406)	(29,992,990)	(31,616,200)	(5,896,939)
Goodwill impairment	(7,252,392)	(45,645,832)
Total operating expenses	(132,503,766)	(833,965,456)	(367,463,517)	(107,739,434)
Income from operations	50,189,183	315,885,698	989,922,292	122,472,631
Interest expenses, net	(28,996,685)	(182,502,237)	(64,268,374)	(29,936,782)
Convertible senior notes issuance costs	(4,790,999)	(30,154,071)
Subsidy income	4,060,090	25,553,802	15,696,641	8,569,118
Investment gain			60,058	82,063
Exchange loss	(22,083,963)	(138,994,253)	(10,143,414)	(2,181,537)
Other (expenses)/income , net	4,489,599	28,257,089	(1,357,861)	(1,338,598)
Change in fair value												5,815,931	36,604,889	98,039,341	47,625,114	299,747,707
Income before income taxes	56,308,270	354,398,624	1,028,003,621	84,067,594
Income tax benefit/(expense)	(12,881,161)	(81,072,742)	(146,130,394)	1,342,038
Net income	43,427,109	273,325,882	881,873,227	85,409,632
Less: Net loss attributable to the non-controlling interests	2,691	16,937
Net income attributable to JinkoSolar Holding Co., Ltd.	43,429,800	273,342,819	881,873,227	85,409,632
Redeemable Convertible Preferred Shares accretion																	(13,433,242)	(31,832,994)	(17,479,734)	(42,301,594)
Deemed dividend to a preferred shareholder				(8,015,089)
Allocation to preferred shareholders			(15,156,606)	(40,422,944)
Net income/(loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	$ 43,429,800	273,342,819	835,803,645	(37,162,989)
Net income/(loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders per share:
Basic	$ 0.46	2.91	11.16	(0.73)
Diluted	$ (0.2)	(1.23)	10.92	(0.73)
Net income/(loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders per ADS:
Basic	$ 1.85	11.64	44.64	(2.93)
Diluted	$ (0.78)	(4.92)	43.69	(2.93)
Weighted average ordinary shares outstanding:
Basic	93,966,535	93,966,535	74,896,543	50,731,450
Diluted	102,686,971	102,686,971	80,748,080	50,731,450

CONSOLIDATED BALANCE SHEETS	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Current assets:
Cash and cash equivalents	$ 68,931,976	433,850,961	521,204,802
Restricted cash	23,224,941	146,175,458	416,789,722
Short-term investments	78,522,861	494,215,034	34,705,845
Accounts receivable, net-related parties	4,927,020	31,010,170	100,382
Accounts receivable, net-third parties	254,247,265	1,600,206,864	576,796,395
Notes receivable	2,745,457	17,279,630
Advances to suppliers, net-third parties	33,064,410	208,104,089	339,738,092
Inventories	126,801,400	798,075,329	819,514,531
Forward contract receivables	10,320,260	64,954,682	96,871,563
Deferred tax assets-current			2,717,766
Other receivables-related parties	109,827	691,242	399,444
Prepayments and other current assets	129,317,320	813,910,281	385,635,603
Total current assets	732,212,737	4,608,473,740	3,194,474,145
Non-current assets:
Property, plant and equipment, net	610,241,499	3,840,798,972	1,938,978,220
Land use rights, net	58,476,132	368,042,926	261,858,588
Intangible assets, net	580,942	3,656,392	951,108
Advances to suppliers to be utilized beyond one year	33,307,002	209,630,940	234,577,110
Goodwill			45,645,832
Deferred tax assets-non-current			328,103
Capped call options	2,607,039	16,408,445
Other assets	20,557,671	129,387,926	203,532,685
Total assets	1,457,983,022	9,176,399,341	5,880,345,791
Current liabilities:
Accounts payable-a related party	5,702,004	35,887,845
Accounts payable-third parties	54,179,219	340,998,588	355,011,660
Notes payable	144,557,528	909,830,626	571,522,154
Accrued payroll and welfare expenses	28,066,512	176,647,819	96,853,932
Advances from third party customers	13,588,392	85,523,982	164,956,890
Income tax payables	5,224,764	32,884,140	92,200,131
Other payables and accruals	129,177,085	813,027,659	456,415,783
Other payables due to a related party	173,827	1,094,047
Forward contract payables	877,754	5,524,497	13,063,592
Deferred tax liabilities-current			10,112,475
Bonds payable and accrued interests	165,181,419	1,039,635,333
Contingent liabilities			10,000,000
Short-term borrowings from third parties, including current portion of long-term bank borrowings	349,549,893	2,200,032,066	1,171,776,271
Guarantee liabilities	238,326	1,500,000
Total current liabilities	896,516,723	5,642,586,602	2,941,912,888
Non-current liabilities:
Long-term borrowings	24,706,462	155,500,000	269,250,000
Guarantee liabilities			1,500,000
Accrued warranty costs - non-current	13,562,644	85,361,926
Convertible senior notes	61,611,598	387,777,235
Deferred tax liability-non-current			2,481,027
Total liabilities	996,397,427	6,271,225,763	3,215,143,915
Commitments and contingencies
Shareholders' Equity
Ordinary shares (US$0.00002 par value, 500,000,000 shares authorized, 95,078,242 and 89,435,058 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	2,097	13,200	13,832
Additional paid-in capital	239,473,908	1,507,224,827	1,542,089,341
Statutory reserves	28,437,751	178,984,364	164,586,834
Accumulated other comprehensive loss	(21,388)	(134,611)
Treasury stock, at cost; nil and 1,028,920 shares of ordinary shares as of December 31, 2010 and 2011, respectively	(1,327,384)	(8,354,423)
Retained earnings	193,434,462	1,217,457,158	958,511,869
Total JinkoSolar Holding Co., Ltd. shareholders' equity	459,999,446	2,895,190,515	2,665,201,876
Non-controlling interests	1,586,149	9,983,063
Total liabilities and shareholders' equity	$ 1,457,983,022	9,176,399,341	5,880,345,791

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, par value	$ 0.00002
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	89,435,058	95,078,242
Ordinary shares, shares outstanding	89,435,058	95,078,242
Treasury stock at cost, shares	1,028,920

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE LOSS	Total USD ($)	Total CNY	Series A Preferred Stock CNY	Series B Preferred Stock CNY	Ordinary Shares USD ($)	Ordinary Shares CNY	Ordinary Shares Series A Preferred Stock CNY	Ordinary Shares Series B Preferred Stock CNY	Additional paid in capital USD ($)	Additional paid in capital CNY	Additional paid in capital Series A Preferred Stock CNY	Additional paid in capital Series B Preferred Stock CNY	Statutory reserves USD ($)	Statutory reserves CNY	Accumulated other comprehensive loss USD ($)	Accumulated other comprehensive loss CNY	Treasury stock USD ($)	Treasury stock CNY	Retained earnings USD ($)	Retained earnings CNY	Retained earnings Series A Preferred Stock CNY	Retained earnings Series B Preferred Stock CNY	Non-controlling interests USD ($)	Non-controlling interests CNY	Total comprehensive income (loss) CNY
Beginning Balance at Dec. 31, 2008		390,349,563				7,809				121,463,257				25,825,125						243,053,372
Beginning Balance (in shares) at Dec. 31, 2008						50,731,450
Redeemable Convertible Preferred Shares accretion			(31,832,994)	(42,301,594)																	(31,832,994)	(42,301,594)
Deemed dividend to a preferred shareholder										8,015,089										(8,015,089)
Contribution from the Shareholders in the form of ordinary shares		43,561,732								43,561,732
Non-cash compensation to ordinary shareholders/employees		20,889,414								20,889,414
Components of comprehensive income
Net income		85,409,632																		85,409,632					85,409,632
Appropriation to statutory reserves														12,609,573						(12,609,573)
Ending Balance at Dec. 31, 2009		466,075,753				7,809				193,929,492				38,434,698						233,703,754					85,409,632
Beginning Balance (in shares) at Dec. 31, 2009						50,731,450
Redeemable Convertible Preferred Shares accretion			(13,433,242)	(17,479,734)																	(13,433,242)	(17,479,734)
Share-based compensation		24,128,751								24,128,751
Issuance of shares upon initial public offerings (in shares)						23,340,000
Issuance of shares upon initial public offerings		368,564,645				3,187				368,561,458
Components of comprehensive income
Net income		881,873,227																		881,873,227					881,873,227
Exercise of share options (in shares)						150,392
Exercise of share options		2,076,090				20				2,076,070
Redeemable Convertible Preferred Shares (in shares)							5,375,150	7,481,250
Redeemable Convertible Preferred Shares			202,491,182	305,183,565			734	1,022			202,490,448	305,182,543
Issuance of shares in secondary offerings (in shares)						8,000,000
Issuance of shares in secondary offerings		445,721,639				1,060				445,720,579
Appropriation to statutory reserves														126,152,136						(126,152,136)
Ending Balance at Dec. 31, 2010		2,665,201,876				13,832				1,542,089,341				164,586,834						958,511,869					881,873,227
Ending Balance (in shares) at Dec. 31, 2010						95,078,242
Capital contribution from non-controlling interests holder		10,000,000																						10,000,000
Share-based compensation		9,879,124								9,879,124
Repurchase of shares of the Company		(56,857,774)				(668)				(48,502,683)								(8,354,423)
Components of comprehensive income
Net income	43,427,109	273,325,882																		273,342,819				(16,937)	273,325,882
Foreign currency translation adjustments		(134,611)														(134,611)									(134,611)
Total comprehensive income		273,191,271																						(16,937)	273,191,271
Exercise of share options (in shares)						276,136
Exercise of share options		3,759,081				36				3,759,045
Repurchase of shares of the Company (in shares)						(5,919,320)
Appropriation to statutory reserves														14,397,530						(14,397,530)
Ending Balance at Dec. 31, 2011	$ 461,585,595	2,905,173,578			$ 2,097	13,200			$ 239,473,908	1,507,224,827			$ 28,437,751	178,984,364	$ (21,388)	(134,611)	$ (1,327,384)	(8,354,423)	$ 193,434,462	1,217,457,158			$ 1,586,149	9,983,063
Ending Balance (in shares) at Dec. 31, 2011					89,435,058
Ending Balance (in shares) at Dec. 31, 2011					89,425,058

CONSOLIDATED STATEMENTS OF CASH FLOWS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2010 Embedded Derivative Financial Instruments CNY	Dec. 31, 2009 Embedded Derivative Financial Instruments CNY
Cash flows from operating activities:
Net income	$ 43,427,109	273,325,882	881,873,227	85,409,632
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Change in fair value					(54,938)	13,599,301
Change in fair value of forward contracts (Note 27)	3,873,240	24,377,786	(83,807,971)
Change in fair value of convertible senior notes (Note 27)	(63,240,633)	(398,030,217)
Change in fair value of capped call options (Note 27)	15,615,518	98,282,510
Share-based compensation charge (Note 23)	1,569,635	9,879,124	24,128,751
Deferred income taxes	668,772	4,209,187	8,110,198	(1,342,038)
Non-cash compensation to ordinary shareholders/employees (Note 21)				20,889,414
Depreciation of property, plant and equipment	41,920,925	263,846,113	96,751,960	43,840,980
Amortization of land use rights	883,097	5,558,122	4,075,087	2,245,016
Amortization of intangible assets	35,578	223,926	58,219	4,130
Amortization of deferred financing cost	79,442	500,000	500,000	250,000
Inventories provision	32,040,881	201,662,101	29,602,473	11,422,243
Provision for allowance of doubtful accounts	28,502,426	179,391,417	8,343,659	2,800,000
Provision for other receivable			1,500,000	4,000,000
Provision for advance to suppliers	103,741	652,937
Loss on disposal of property, plant and equipment	395,320	2,488,103	1,739,587
Property, plant and equipment impairment			5,376,071
Goodwill impairment	7,252,392	45,645,832
Investment income			(60,058)	(82,063)
Contingent liability			10,000,000
Exchange loss	22,083,963	138,994,253	10,143,414	2,181,537
Changes in operating assets and liabilities:
Increase in accounts receivable	(212,952,986)	(1,340,304,800)	(373,984,543)	(143,616,567)
(Increase)/decrease in notes receivable	(2,745,457)	(17,279,630)	13,301,730	(13,301,730)
Decrease/(increase) in advances to suppliers	23,933,677	150,636,168	(252,439,360)	3,107,915
Decrease/(increase) in inventories	(28,634,535)	(180,222,899)	(603,924,606)	46,504,747
Increase in other receivables from related parties	(46,362)	(291,798)	(399,444)
Increase in prepayments and other current assets	(72,909,731)	(458,886,559)	(282,504,242)	(76,817,335)
Decrease/(increase) in other assets	(4,979,672)	(31,341,556)	5,236,700
Increase/(decrease) in accounts payable	3,981,079	25,056,512	282,452,726	66,469,936
Increase in accrued payroll and welfare expenses	12,677,904	79,793,458	61,864,602	21,217,295
(Decrease)/increase in advances from third party customers	(12,333,800)	(77,627,705)	128,400,891	(139,608,876)
Increase/(decrease) in income tax payables	(9,424,362)	(59,315,991)	92,200,131
(Decrease)/increase in other payables and accruals	41,411,999	260,642,981	161,928,786	(25,470,359)
Net cash (used in)/provided by operating activities	(126,810,840)	(798,134,743)	230,413,050	(76,296,822)
Cash flows from investing activities:
(Increase)/Decrease in restricted cash	25,412,162	159,941,605	(222,538,376)	2,046,420
Purchase of property, plant and equipment	(320,217,506)	(2,015,416,953)	(1,307,932,241)	(242,770,774)
Purchase of land use rights	(18,428,590)	(115,987,700)	(37,556,165)	(42,500,610)
Purchase of intangible assets	(465,405)	(2,929,210)	(730,196)	(283,261)
Cash paid for short-term investments	(73,008,657)	(459,509,189)		(50,400,000)
Net cash paid for acquisition of a subsidiary				(69,248,833)
Proceeds from disposal of property, plant and equipment	36,595	230,323	395,250
Cash collected from short-term investments			15,816,513
Repayment of loan by a third party				3,000,000
Net cash used in investing activities	(386,671,401)	(2,433,671,124)	(1,552,545,215)	(400,157,058)
Cash flows from financing activities:
Net proceeds from public offering of ordinary shares			814,286,284
Proceeds from exercise of share options	597,258	3,759,081	2,076,090
Net proceeds from issuance of convertible senior notes	129,097,221	812,525,000
Repurchase of convertible senior notes	(829,815)	(5,222,773)
Proceeds from issuance of bonds	158,883,999	1,000,000,000
Repurchase of common stock	(9,033,790)	(56,857,774)
Cash paid for capped call options	(18,590,000)	(117,003,600)
Capital contributions by non-controlling interests holder	1,588,840	10,000,000
Cash paid for capital lease			(3,692,176)	(7,541,257)
Borrowings from third parties	948,841,267	5,971,912,049	2,471,127,222	1,294,956,061
Repayment of borrowings to third parties	(781,021,629)	(4,915,672,032)	(1,955,434,977)	(681,692,735)
(Increase)/decrease in cash restricted for notes payable (Note 2(g))	17,584,115	110,672,659	(121,424,144)	(43,986,784)
Increase in notes payable (Note 2(g))	53,751,803	338,308,472	489,878,911	39,553,566
Net cash provided by financing activities	500,869,269	3,152,421,082	1,696,817,210	601,288,851
Effect of foreign exchange rate changes on cash and cash equivalents	(1,266,155)	(7,969,056)	(5,959,840)	321,039
Net increase/(decrease) in cash and cash equivalent	(13,879,127)	(87,353,841)	368,725,205	125,156,010
Cash and cash equivalents, beginning of year	82,811,103	521,204,802	152,479,597	27,323,587
Cash and cash equivalents, end of year	68,931,976	433,850,961	521,204,802	152,479,597
Supplemental disclosure of cash flow information
Cash paid for income tax	22,340,984	140,611,920	59,968,864
Cash paid for interest expenses (net of amounts capitalized)	32,100,721	202,038,731	63,880,195	30,195,110
Supplemental disclosure of non-cash investing and financing cash flow information
Purchases of property, plant and equipment included in other payables - net	49,556,763	311,905,309	268,668,526	91,387,236
Payable under capital lease				3,744,481
Conversion of Redeemable Convertible Preferred Shares into ordinary shares upon the Company's IPO			507,674,747

ORGANIZATION AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND NATURE OF OPERATIONS
1.	ORGANIZATION AND NATURE OF OPERATIONS

JinkoSolar Holding Co., Ltd. (the "Company") was incorporated in the Cayman Islands on August 3, 2007. On May 14, 2010, the Company became listed on the New York Stock Exchange (“NYSE”) in the United States.

The Company and its subsidiaries (collectively the “Group”) are principally engaged in the design, development, production and marketing of photovoltaic products and also provide solar system integration services as well as developing commercial solar power projects.

JinkoSolar Technology Limited (“Paker”, formally known as Paker Technology Limited) was incorporated in Hong Kong as a limited liability company on November 10, 2006 by a Hong Kong citizen and a citizen of People's Republic of China ("the PRC"), who held the investment on behalf of three PRC shareholders (the "Shareholders") via a series of entrustment agreements. On December 16, 2008, all of the then existing shareholders of Paker exchanged their respective shares of Paker for equivalent classes of shares of the Company (the "Share Exchange"). As a result, Paker became a wholly-owned subsidiary of the Company. On December 13, 2006, Paker established Jinko Solar Co., Ltd. (“Jiangxi Jinko”) as a wholly foreign owned enterprise in Shangrao, Jiangxi province, the PRC.

The immediate family members of the Shareholders established Jiangxi Desun Energy Co., Ltd. (“Desun”) on behalf of the Shareholders on June 6, 2006 in Shangrao, Jiangxi province, the PRC. In January 2007 the shares were transferred to the shareholders of the Company. From February 28, 2007 to August 9, 2007, Paker entered into various agreements with Desun under which Paker injected capital into Desun. Upon the completion of the capital injections, the Shareholders owned 72.98% of Desun, Paker owned the remaining 27.02% and Desun became a foreign invested enterprise. In addition, on February 27, 2007, the Shareholders executed an agreement whereby they pledged their shares and beneficial interest (“Share Pledge Agreement”) in Desun to Paker. As a result, Paker obtained 100% voting control and economic interest of Desun (“Reorganization”).

The Reorganization and the Share Exchange were accounted for as legal reorganization of entities under common control, in a manner similar to pooling of interests. Accordingly, the accompanying consolidated financial statements were prepared as if the current corporate structure had been in existence from the inception of Desun. On July 28, 2008, Paker disposed its equity interests in Desun to a third party. Concurrently with the disposal, the Shareholders and Paker terminated the Share Pledge Agreement. The disposal and the termination of the Share Pledge Agreement were both approved by the local authorities on July 28, 2008. Consequently, the Company deconsolidated Desun as of July 28, 2008.

The following table sets forth information concerning the Company’s major subsidiaries as of December 31, 2011:

Subsidiaries	Date of Incorporation /Acquisition	Place of Incorporation	Percentage of Ownership

JinkoSolar Technology Limited (“Paker”)	November 10, 2006	Hong Kong	100%

JinkoSolar International Limited (“JinkoSolar International”)	November 25, 2009	Hong Kong	100%

Jinko Solar Co., Ltd. (“Jiangxi Jinko”)	December 13, 2006	PRC	100%

Jinko Solar Import and Export Co., Ltd. ("Jinko Import and Export")	December 24, 2009	PRC	100%

Zhejiang Jinko Solar Co., Ltd. ("Zhejiang Jinko")	September 30, 2009	PRC	100%

Zhejiang Jinko Trading Co., Ltd. ("Zhejiang Trading")	June 13, 2010	PRC	100%

Delingha Ruiqida Solar Power Co., Ltd ("Delingha Solar Power")	December 6, 2011	PRC	88.7%

Jiangxi Photovoltaic Materials Co., Ltd ("Jiangxi Materials")	December 1, 2010	PRC	100%

JinkoSolar (Switzerland) AG (“Jinko Switzerland”)	May 3, 2011	Switzerland	100%

JinkoSolar GmbH (“Jinko GmbH”)	April 1, 2010	Germany	100%

JinkoSolar (U.S.) Inc. ("Jinko US")	August 19, 2010	USA	100%

JinkoSolar (US) Holdings Inc. (“Jinko US Holding”)	June 7, 2011	USA	100%

JinkoSolar Italy S.R.L. (“Jinko Italy”)	July 8, 2011	Italy	100%

JinkoSolar SAS (“Jinko France”)	September 12, 2011	France	100%

In June 2009, the Company acquired 100% equity interest in Zhejiang Jinko for a total consideration of RMB100 million. The acquisition was consummated on June 30, 2009. Consequently, the Company consolidated the financial statements of Zhejiang Jinko starting from June 30, 2009. Zhejiang Jinko is a solar cell manufacturer which was also one of Jiangxi Jinko's major solar wafer customers before the acquisition.

Other than Zhejiang Jinko, all other subsidiaries were formed by the Company.

In December 2011, the Company established a subsidiary, Delingha Solar Power, with a registered capital of RMB88.5 million in the PRC. The Company and an independent third party held 88.7% and 11.3%, respectively, of the equity interest of the project company. Delingha Solar Power is developing its self-owned on-grid solar power plant with a total capacity of 30MW in Delingha, Qinghai Province which Delingha Solar Power plans to operate upon its completion.

PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
PRINCIPAL ACCOUNTING POLICIES

2.     PRINCIPAL ACCOUNTING POLICIES

a. Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful receivables, provision for inventories and advances to suppliers, the economic useful lives of property, plant and equipment and intangible assets, assumptions used in purchase price allocation, assumptions used to measure impairment of goodwill, property, plant and equipment and intangible assets, certain accrued liabilities including accruals for warranty costs, accounting for share-based compensation, fair value measurements, legal contingencies, and income taxes and related tax valuation allowance.

The Company has a negative working capital balance at December 31, 2011. Management believes that the Company’s current cash position as of December 31, 2011, the cash expected to be generated from operations and funds available from borrowings under the bank quotas will be sufficient to meet the Company’s working capital and capital expenditure requirements for at least the next twelve months from December 31, 2011. However, given that certain bank borrowings and bonds due within the near term future (Note 15 and Note 16), sufficient funds may not be available to the Company. Accordingly, the Company may need to reduce discretionary spending and raise additional funds through public or private equity or debt financing. Any additional equity financing may be dilutive to stockholders and debt financing, if available, may involve covenants that would restrict the Company. Additional funds may not be available on terms favorable to the Company or at all. Failure to manage discretionary spending or raise additional capital or debt financing as required may adversely impact the Company’s ability to achieve its intended business objectives. The Company believes, although it is not certain, that it will be able to maintain compliance with the convertible senior notes covenants and repay short term borrowings and other liabilities as those become due for at least the next twelve months from December 31, 2011, and as such, these financial statements are prepared under the going concern assumption which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business.

b. Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.

For the Company’s majority-owned subsidiaries, non-controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the Group.

c. Foreign currency translation

The Group's reporting currency is the Renminbi ("RMB"), the official currency in the PRC. The Company and certain subsidiaries use RMB as their functional currency. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates quoted by the People's Bank of China (the "PBOC") prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the applicable balance sheet dates. All such exchange gains or losses are included in exchange loss in the consolidated statements of operations.

For consolidation purpose, the financial statements of the Company’s subsidiaries whose functional currencies are other than the RMB are translated into RMB using exchange rates quoted by PBOC. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses and gains and losses are translated using the average exchange rates for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of in accumulated other comprehensive income in the statement of shareholders’ equity and comprehensive loss.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market. The Company’s aggregate amount of cash, cash equivalents and restricted cash denominated in RMB amounted to RMB775.9 million and RMB461.7 million as of December 31, 2010 and 2011, respectively.

d. Cash and cash equivalents

Cash and cash equivalents represent cash on hand and demand deposits placed with banks or other financial institutions, which have original maturities of three months or less.

e. Restricted cash

Restricted cash represents deposits legally held by a bank which are not available for the Group's general use. These deposits are held as collateral for issuance of letters of credit or guarantee, bank acceptance notes to vendors for purchase of machinery and inventories and forward contracts.

f. Short-term investments

Short-term investments represent the bank time deposits with original maturities longer than three months and less than one year.

g. Notes receivable and payable

The Group accepts bank acceptance notes from customers in China in the normal course of business. The Group may discount these notes with banks in China or endorse these notes with its suppliers to clear its accounts payable. Notes that have been discounted with banks or endorsed with suppliers are derecognized from the consolidated balance sheets when the criteria for sale treatment are met.

The Group also issues bank acceptance notes to its suppliers in China in the normal course of business. The Group classified the changes in notes payable and the restricted cash held as collateral for issuance of bank acceptance notes as financing activities.

Notes receivable and payable are typically non-interest bearing and have maturities of less than six months.

h. Accounts receivable

Specific provisions are made against accounts receivable for estimated losses resulting from the inability of the Group’s customers to make payments. The Group periodically assessed accounts receivable balances to determine whether an allowance for doubtful accounts should be made based upon historical bad debts, specific customer creditworthiness and current economic trends. Accounts receivable in the balance sheets are stated net of such provision, if any.

i. Short-term and long-term advances to suppliers

The Group provides short-term and long-term advances to secure its raw material needs, which are then offset against future purchases. The Group continually assesses the credit quality of its suppliers and the factors that affect the credit risk. If there is deterioration in the creditworthiness of its suppliers, the Group will seek to recover its advances from the suppliers and provide for losses on advances which are akin to receivables in operating expenses because of suppliers’ inability to return its advances. Recoveries of the allowance for advances to supplier are recognized when they are received. The Company classified short-term and long-term advances to suppliers based on management’s best estimate of the expected purchase in the next twelve-months as of the balance sheet date and the Group’s ability to make requisite purchases under existing supply contracts. The balances expected to be utilized outside of the 12 months are recorded in advances to suppliers to be utilized beyond one year.

j. Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method. Provisions are made for excess, slow moving and obsolete inventories as well as for inventories with carrying values in excess of market. Certain factors could impact the realizable value of inventory, so the Group continually evaluates the recoverability based on assumptions about customer demand and market conditions. The evaluation may take into consideration historical usage, expected demand, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and other factors. The reserve or write-down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory reserves or write-downs may be required that could negatively impact the Group’s gross margin and operating results. If actual market conditions are more favorable, the Group may have higher gross margin when products that have been previously reserved or written down are eventually sold.

In addition, the Company analyzes its firm purchase commitments, which currently consist primarily of the long-term fixed price polysilicon supplier agreements, at each period end. Provision is made in the current period when the anticipated inventories cost from future execution of such supplier agreement is in excess of market.

k. Property, plant and equipment, net

Property, plant and equipment are stated at cost less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. Depreciation, taking into consideration any estimated residual value, is computed using the straight-line method over the following estimated useful lives:

Buildings	20 years
Machinery and equipment	10 years
Furniture, fixture and office equipment	3-5 years
Motor vehicles	4-5 years
Solar power projects	20 years

Construction in progress primarily represents the construction of new production line and solar power projects. Costs incurred in the construction are capitalized and transferred to property, plant and equipment upon completion, at which time depreciation commences. Interest expense incurred for qualifying assets are capitalized in accordance with Capitalization of Interest. Interest expense capitalized for the years ended December 31, 2009, 2010 and 2011 were RMB193,124, RMB2,147,440 and RMB3,505,464, respectively.

Expenditures for repairs and maintenance are expensed as incurred. The gain or loss on disposal of property, plant and equipment, if any, is the difference between the net sales proceeds and the carrying amount of the disposed assets, and is recognized in the consolidated statement of operations upon disposal.

l. Interest Capitalization

The interest cost associated with major development and construction projects is capitalized and included in the cost of the property, plant and equipment or project assets. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use. When no debt is specifically identified as being incurred in connection with a construction project, the Company capitalizes interest on amounts expended on the project at the Company’s weighted average cost of borrowed money.

m. Land use rights

Land use rights represent fees paid to obtain the right to use land in the PRC. Amortization is computed using the straight-line method over the terms specified in land use right certificates of 50 years or 70 years, as applicable.

n. Intangible assets

Intangible assets include purchased software and fees paid to register trademarks, which are amortized on a straight-line basis over their estimated useful lives, which are 5 or 10 years.

o. Goodwill

Goodwill represents the excess of (i) the aggregate of (a) the consideration transferred measured in accordance with ASC 805, which generally requires acquisition-date fair value; (b) the fair value of any noncontrolling interest in the acquiree; and (c) in a business combination achieved in stages, the acquisition-date fair value of the acquirer’s previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree. If the consideration transferred is less than the fair value of the net assets acquired, the difference is recognized directly in the consolidated statement of operations. In a business combination, any acquired intangible assets that do not meet separate recognition criteria as specified in ASC 805 should be recognized as goodwill.

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. In December of each year, the Company tests impairment of goodwill at the reporting unit level and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit. The Company performs a two-step goodwill impairment test. The first step, identifying potential impairment, compares the fair values of each reporting unit to its carrying amount, including goodwill. If the carrying value of the reporting unit exceeds its fair value, the second step would need to be conducted; otherwise, no further steps are necessary as no potential impairment exists. The second step, measuring the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. Any excess of the reporting unit goodwill carrying value over the respective implied value is recognized as an impairment loss.

An impairment loss of nil, nil and RMB45,645,832 was recorded in 2009, 2010 and 2011, respectively. See Note 28. “Goodwill” to the Company’s consolidated financial statements for additional information on the Company’s goodwill impairment tests.

p. Business combination

The Company accounts for business combinations using the acquisition method of accounting. This method requires that the acquisition consideration to be allocated to the assets, including separately identifiable intangible assets, and the liabilities that the Company acquires based on their estimated fair values. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities based on its experience with similar assets and liabilities in similar industries. If different judgments or assumptions were used, the amounts assigned to the individual acquired assets or liabilities could be materially different.

q. Impairment of long-lived assets

The Company’s long-lived assets include property, plant and equipment, solar power project assets and other intangible assets with finite lives. The Company’s business requires heavy investment in manufacturing equipment that is technologically advanced, but can quickly become significantly under-utilized or rendered obsolete by rapid changes in demand for solar power products produced with those equipment.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. Factors considered important that could result in an impairment review include significant underperformance relative to expected historical or projected future operating results, significant changes in the manner of use of acquired assets and significant negative industry or economic trends. The Group may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss, if any, is recognized for the difference between the fair value of the asset and its carrying value. The impairment of long-lived assets for the Company were nil, RMB5,376,071 and nil for the years ended December 31, 2009, 2010 and 2011, respectively, which was recorded in general and administrative expenses (Note 10).

r. Leases

Leases are classified as capital or operating leases. A lease that transfers to the lessee substantially all the benefits and risks incidental to ownership is classified as a capital lease. At inception, a capital lease is recorded at the present value of minimum lease payments or the fair value of the asset, whichever is less. Assets under capital leases are amortized on a basis consistent with that of similar fixed assets or the lease term, whichever is less. Operating lease costs are recognized on a straight-line basis over the lease term.

s. Revenue recognition

The Company recognizes revenue for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customer, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. For all sales, the Company requires a contract or purchase order which quantifies pricing, quantity and product specifications.

For sales of photovoltaic products from PRC to foreign customers, delivery of the products generally occurs at the point in time the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV products to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs generally at the point in time the product is received by the customer, which is when the risks and rewards of ownership have been transferred. In the case of sales that are contingent upon customer acceptance, revenue is not recognized until the deliveries are formally accepted by the customers.

The Group offers to its solar modules customers the right to return or exchange defective products within a prescribed period if the volume of the defective products exceeds a certain percentage of the shipment as specified in the individual sales contract. For the solar module sales contracts signed subsequent to October 1, 2010, the Group no longer offers the rights to return and refund to its customers. Actual returns were 0.1% and 0.2% of total sales for the years ended December 31, 2009 and 2010, respectively.

The Group provides solar power product processing services to customers and the revenue of processing services is recognized upon completion which is generally evidenced by delivery of processed products to the customers.

The Company recognizes revenue related to solar system integration on the percentage-of-completion method. The Company estimates its revenues by using the cost-to-cost method, whereby it derives a ratio by comparing the costs incurred to date to the total costs expected to be incurred on the project. The Company applies the ratio computed in the cost-to-cost analysis to the contract price to determine the estimated revenues earned in each period. When the Company determines that total estimated costs will exceed total revenues under a contract, it records a loss accordingly.

Advance payments received from customers for the future sale of inventory are recognized as advances from third party customers in the consolidated balance sheets. Advances from third party customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied. Advances from third party customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

In the PRC, value added tax (“VAT”) at a general rate of 17% on invoice amount is collected on behalf of tax authorities in respect of the sales of product and is not recorded as revenue. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability until it is paid to the tax authorities.

t. Cost of revenue

Cost of revenue includes production and indirect costs, as well as shipping and handling costs for raw materials purchase and provision for inventories.

u. Warranty cost

Solar modules produced by the Group are typically sold with either a 2-year or 5-year warranty for product defects, and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. Therefore, the Group is exposed to potential liabilities that could arise from these warranties. The potential liability is generally in the form of product replacement or repair.

Due to limited warranty claim history, the Group estimates warranty costs based on an assessment for its competitors’ history while incorporating estimates of failure rates through its quality review. Consequently, the Group accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. Actual warranty costs incurred for warranty claims by customers are recorded in and charged against the accrued warranty liability. To the extent that actual warranty costs differ from the estimates, the Group will prospectively revise its accrual rate. The Group began the sales of solar modules in the first half of 2009 and has not experienced any material warranty claims to-date in connection with declines in the power generation capacity of its solar modules or defects. The provision for warranty cost as of December 31, 2009, 2010 and 2011 were RMB1,727,717, RMB33,432,852 and RMB96,463,635, respectively. The warranty costs were classified as current liabilities under other payables and accruals, and non-current liabilities under accrued warranty costs – non-current, respectively, which reflect our estimate of the timing of when the warranty expenditures will likely be made. For the years ended December 31, 2009, 2010 and 2011, warranty cost expenses were RMB1,727,717, RMB31,705,135 and RMB63,030,783, respectively. There was nil utilization of the warranty accruals for each of the years ended December 31, 2009, 2010 and 2011.

v. Shipping and handling

Costs to ship products to customers are included in selling and marketing expenses in the consolidated statements of operations. Costs to ship products to customers were RMB1,632,428, RMB57,261,154 and RMB119,821,738 for the years ended December 31, 2009, 2010 and 2011, respectively.

w. Research and development

Research and development costs are expensed when incurred.

x. Start-up costs

The Company expenses all costs incurred in connection with start-up activities, including pre-production costs associated with new manufacturing facilities and costs incurred with the formation of new subsidiaries such as organization costs.

y. Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of operations in the period the change in tax rates or tax laws is enacted. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The accounting for uncertain tax positions requires that the Company recognizes in the consolidated financial statements the impact of an uncertain tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group's policy is to recognize, if any, tax related interest as interest expenses and penalties as general and administrative expenses. For periods presented, the Group did not have any interest and penalties associated with tax positions. As of December 31, 2011 and 2010, the Group did not record any liability for any uncertain tax positions.

z. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

aa. Financial guarantees

The Group issues guarantees in favor of certain third parties. A guarantee requires the issuer to make payments to reimburse the holder for a loss it incurs when a specified debtor fails to make repayments to the holder, when the debtor's liability to the holder falls due.

A guarantee is initially recognized at the estimated fair value in the Group's consolidated balance sheets unless it becomes probable that the Group will reimburse the holder of the guarantee for an amount higher than the carrying amount, in which case the guarantee is carried in the Group's consolidated balance sheets at the expected amount payable to the holder. The guarantee is derecognized when the Group's obligation to the holder expires.

ab. Fair value of financial instruments

The Company does not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (also referred to as an exit price). A hierarchy is established for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs. Valuation techniques used to measure fair value shall maximize the use of observable inputs.

When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company's evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company's consolidated assets, liabilities, equity and net income.

The Company's financial instruments consist principally of cash and cash equivalents, restricted cash, short-term investments, accounts and notes receivable, forward contract receivable, other receivables, prepayments and other current assets, capped call options, accounts and notes payable, other payables and accruals, forward contract payables, bonds payable, short-term borrowings, long-term borrowings, guarantee liability and convertible senior notes (Note 27).

ac. Government grants

Government grants related to technology upgrades and development of export markets are recognized as subsidy income when received. For the years ended December 31, 2009, 2010 and 2011, the Group received financial subsidies of RMB8,569,118, RMB15,696,641 and RMB25,553,802 from the local PRC government authorities, respectively. These subsidies were non-recurring, not refundable and with no conditions, including none related to specific use or disposition of the funds, attached. Such amounts were recorded as subsidy income in the consolidated statements of operations. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy is determined at the discretion of the relevant government authorities.

Government grants related to assets are initially recorded as other payables and accruals which are deducted to the carrying amount when the assets are ready for use. The Company received government grant for assets of nil, RMB55,000,000 and RMB91,611,300 during the years ended December 31, 2009, 2010 and 2011, respectively.

ad. Repurchase of share

When the Company’s shares are retired, or purchased for constructive retirement (with or without an intention to retire the stock formally in accordance with applicable laws), the excess of the purchase price over its par value is recorded entirely to additional paid-in capital subject to the limitation of the additional paid in capital when the shares were originally issued. When the Company’s shares are acquired for purposes other than retirement, the purchase price over its par value is shown separately as treasury stock.

ae. Statutory reserves

Zhejiang Jinko, as sino-foreign owned joint venture incorporated in the PRC, is required to make appropriations of net profits, after recovery of accumulated deficit, to (i) a general reserve fund, (ii) an enterprise expansion fund, and (iii) a staff bonus and welfare fund prior to distribution of dividends to investors. These reserve funds are set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (the "PRC GAAP"). The percentage of net profit for appropriation to these funds is at the discretion of their board of directors.

Jiangxi Jinko, as a wholly foreign owned enterprise incorporated in the PRC, is required on an annual basis to make appropriations of net profits, after the recovery of accumulated deficit, to a general reserve fund and a staff bonus and welfare fund. These reserve funds are set at certain percentage of after-tax profit determined in accordance with the PRC GAAP. The percentage of the appropriation for general reserve fund is at least 10%, and the percentage of the appropriation for staff bonus and welfare fund is at the discretion of its boards of directors.

Except for the aforementioned subsidiaries, the Company's other subsidiaries, as domestic enterprises incorporated in the PRC, are required on an annual basis to make an appropriation of net profits, after the recovery of accumulated deficit, to a statutory reserve fund. The statutory reserve fund is set at the percentage of not lower than 10% of the after-tax profit determined in accordance with the PRC GAAP.

Once the level of the general reserve fund and the statutory reserve fund reach 50% of the registered capital of the underlying entities, further appropriations to these funds are discretionary. The Group's statutory reserves can only be used for specific purposes of enterprises expansion and staff bonus and welfare, and are not distributable to the shareholders except in the event of liquidation. Appropriations to these funds are accounted for as transfers from retained earnings to the statutory reserves.

During the years ended December 31, 2009, 2010 and 2011, the Group made total appropriations to these statutory reserves of RMB12,609,573, RMB126,152,136 and RMB14,397,530, respectively.

af. Segment reporting

The Group operates and manages its business as a single segment primarily in China.

ag. Earnings(Loss) per share

Basic earnings(loss) per share is computed by dividing net income(loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two-class method. Under the two-class method, net income is allocated between ordinary shares and other participating securities based on their participating rights. Diluted earnings(loss) per share is calculated by dividing net income(loss) attributable to ordinary shareholders, as adjusted for the change in income or loss as result from the assumed conversion of those participating securities, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary share equivalents consist of the ordinary shares issuable upon the conversion of the convertible senior notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the effect is anti-dilutive.

ah. Share-based compensation

The Company’s share-based payment transactions with employees, including share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

ai. Other comprehensive income(loss)

Other comprehensive income(loss) is defined as the change in equity during a period from non-owner sources. The Company’s other comprehensive income(loss) for each period presented is comprised of foreign currency translation adjustment of the Company’s foreign subsidiaries whose assets and liabilities are translated from their respective functional currencies at exchange rates in effect at the balance sheet date, and revenues and expenses are translated at average exchange rates prevailing during the applicable period.

aj. Convenience translation

Translations of amounts from RMB into United States dollars ("US$" or "USD") are solely for the convenience of readers and were calculated at the rate of RMB6.2939 to US$1.00, the noon buying rate in effect on December 30, 2011, as set forth in the H.10 statistical release of the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 30, 2011, or at any other rate.

ak. Recent accounting pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") amended its fair value principles and disclosure requirements. The amended fair value guidance states that the concepts of highest and best use and valuation premise are only relevant when measuring the fair value of nonfinancial assets and prohibits the grouping of financial instruments for purposes of determining their fair values when the unit of account is specified in other guidance. The amendment became effective for the Company on January 1, 2012. The Company does not anticipate that this amendment will have a material impact on its consolidated financial statements.

In June 2011, the FASB amended its disclosure guidance related to the presentation of comprehensive income. This amendment eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity and requires presentation and reclassification adjustments on the face of the income statement. In December, 2011, the FASB further amended its guidance to defer changes related to the presentation of reclassification adjustments indefinitely as a result of concerns raised by stakeholders that the new presentation requirements would be difficult for preparers and add unnecessary complexity to financial statements. The amendment (other than the portion regarding the presentation of reclassification adjustments which, as noted above, has been deferred indefinitely) became effective for the Company on January 1, 2012 and will not have any impact on its financial position, but will impact its financial statement presentation.

In September 2011, the FASB amended its goodwill guidance by providing entities an option to use a qualitative approach to test goodwill for impairment. An entity will be able to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. The amendment became effective for the Company on January 1, 2012. The Company does not anticipate that this amendment will have a material impact on its consolidated financial statements.

BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATION
3.	BUSINESS COMBINATION

In June 2009, the Company acquired 100% equity interest in Zhejiang Jinko for a total consideration of approximately RMB100 million. The acquisition was consummated on June 30, 2009. Consequently, the Company consolidated the financial statements of Zhejiang Jinko starting from June 30, 2009. Zhejiang Jinko was established in August 2006 and is a manufacturer of solar cells. This acquisition allows the Company to expand its business to manufacturing of solar cells.

The total consideration of approximately RMB100 million for the purchase of Zhejiang Jinko was allocated as follows:

As of June 30, 2009
RMB
Current assets	143,933,792
Property, plant and equipment	104,903,986
Land use rights	22,612,281
Other assets	9,881,184

Current liabilities	(194,190,602)
Non-current liabilities	(30,000,000)
Deferred tax liabilities	(2,779,473)
Net assets at acquisition date	54,361,168
Goodwill	45,645,832
Total purchase consideration	100,007,000

In accordance with ASC 350, Intangibles – Goodwill and Other, goodwill is not amortized but tested for impairment. In the fourth quarter of 2011, due to the challenging solar market conditions and significant reduction of the Company’s market capitalization since the second quarter of 2011, the Company recognized an impairment of goodwill of RMB45,645,832 related to the acquisition of equity interest in Zhejiang Jinko at December 31, 2011 (Note 28).

The following unaudited pro forma financial information illustrates the estimated results of operations for the year ended December 31, 2009, as if the acquisition of Zhejiang Jinko had occurred as of the beginning of the period presented, after giving effect to acquisition accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the beginning of the period presented, and may not be indicative of future operating results.

Year ended December 31, 2009
(Unaudited)
RMB
Net revenue	1,667,204,507
Net income	73,109,519
Net loss attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders per share—basic and diluted	(0.97)

REVENUES	12 Months Ended
Dec. 31, 2011
REVENUES
4.	REVENUES

The Group's revenues for the respective periods included sales of products, services of solar power product processing services and solar system integration services which are detailed as follows:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Sales of solar modules	182,015,116	3,247,825,572	6,647,264,147
Sales of silicon wafers	1,102,232,823	909,647,382	517,935,191
Sales of solar cells	225,866,285	432,863,616	168,388,351
Solar system integration services	—	—	24,798,017
Sales of silicon ingots	98,882	10,803,010	14,363,232
Sales of recovered silicon materials	28,039,357	—	6,365,978
Processing service fees	29,607,129	53,715,143	5,836,528
Total	1,567,859,592	4,654,854,723	7,384,951,444

The Group operates in a single business segment that includes the design, development, and manufacture of PV products, solar system integration services as well as developing commercial solar power projects. The following table summarizes the Group's net revenues generated from sales of products and provision of processing and solar system integration services to customers in respective geographic locations:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Inside China (including Hong Kong and Taiwan)	1,265,011,733	1,600,001,420	1,281,483,521
Outside China
Germany	90,424,974	1,157,707,877	2,422,250,586
Italy	2,232,377	1,130,191,372	1,846,512,600
France	10,516,282	21,597,179	414,941,954
Cyprus	—	—	304,723,650
Belgium	19,295,157	274,242,843	222,280,387
Rest of the world	180,379,069	471,114,032	892,758,746
Total	1,567,859,592	4,654,854,723	7,384,951,444

TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION
5.	TAXATION

The Company and its subsidiaries file separate income tax returns.

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon any payment of dividends by the Company, no Cayman Islands withholding tax is imposed.

People’s Republic of China

On March 16, 2007, the National People's Congress approved the Corporate Income Tax Law of the People's Republic of China (the "CIT Law") with effective on January 1, 2008. The CIT Law enacted a statutory income tax rate of 25%. As foreign invested enterprises, Jiangxi Jinko and Zhejiang Jinko are entitled to a two year tax exemption from CIT and a 50% CIT reduction for the succeeding three years thereafter. Jiangxi Jinko and Zhejiang Jinko are each subject to CIT rate of 12.5% starting from year 2010 to year 2012.

Additionally, under the CIT Law, 10% withholding income tax ("WHT") will be levied on foreign investors for dividend distributions from foreign invested enterprises' profit earned after January 1, 2008. For certain treaty jurisdictions such as Hong Kong which has signed double tax arrangement with the PRC, the applicable WHT rate could be reduced to 5% if foreign investors directly hold at least 25% shares of invested enterprises at any time throughout the 12-month period preceding the entitlement to the dividends and they are also qualified as beneficial owners to enjoy the treaty benefit. The Company was not considered to fulfill above criteria as of December 31, 2011 and therefore the applicable WHT rate was 10%. Deferred income taxes are not provided on undistributed earnings of the Company's subsidiaries that are intended to be permanently reinvested in China. Cumulative undistributed earnings of the Company's PRC subsidiaries intended to be permanently reinvested totaled RMB1,243,797,938 and the amount of the unrecognized deferred tax liability on the permanently reinvested earnings was RMB124,379,794 as of December 31, 2011.

Hong Kong

The Company's subsidiaries established in Hong Kong, Paker and JinkoSolar International, are subject to Hong Kong profit tax at a rate of 16.5% on its assessable profit.

European Countries

Jinko Switzerland is incorporated in Switzerland and according to its current business model where it employs limited staff and generates income exclusively from trading activities conducted outside Switzerland, is subject to a combined federal, cantonal and communal tax rate of 8.65% in 2011.

Jinko GMBH is incorporated in Germany and is subject to Germany profit tax rate of approximately 33% on the assessable profit.

Jinko Italy is incorporated in Italy and is subject to corporate income tax at 31.4%.

Jinko France is incorporated in France and is subject to corporate income tax at 33.33%.

United States

Both Jinko US and Jinko US Holding are incorporated in Delaware, the United States. Jinko US and Jinko US Holding do not conduct any business in Delaware, thus, they are not subject to Delaware State income tax. Jinko US conducts business in California. It is subject to a progressive federal corporate income tax from 15% to 35% and California state income tax of 8.84%, which is deductible for federal income tax purpose.

Composition of Income Tax Expense

Earnings before income taxes for the years ended December 31, 2009, 2010 and 2011 were taxed within the following jurisdictions:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Cayman Islands	(34,488,715)	(2,187,039)	246,885,595
PRC	118,556,309	1,032,571,112	127,032,230
Other countries	—	(2,380,452)	(19,519,201)
Income tax benefit/(expense)	84,067,594	1,028,003,621	354,398,624

The increase in earnings attributed to Cayman Islands was mainly due to the fair value gain from convertible senior notes.

The current and deferred positions of income tax expense included in the consolidated statement of operations for the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Current income tax expense
PRC	—	(138,020,196)	(76,792,019)
Other countries	—	—	(71,536)
Total current income tax expense	—	(138,020,196)	(76,863,555)
Deferred PRC tax benefit/(expense)	1,342,038	(8,110,198)	(4,209,187)
Income tax benefit/(expense)	1,342,038	(146,130,394)	(81,072,742)

Reconciliation of the differences between statutory tax rate and the effective tax rate

Reconciliation between the statutory CIT rate and the Company's effective tax rate is as follows:

	Year Ended December 31,
	2009	2010	2011
	%	%	%
Statutory CIT rate	25	25	25
Effect of permanent differences:
—Change in fair value of embedded derivative	4.1	—	—
—Compensation charge from the modification to Series B Redeemable Convertible Preferred Shares	6.2	—	—
—Share-based compensation expenses	—	0.6	0.7
—Change in fair value of convertible senior notes and capped call options	—	—	(21.1)
—Goodwill impairment	—	—	3.2
—Accrued payroll and welfare expenses	5.3	0.9	4.4
—Other non-deductible expenses	0.6	—	5.6
Difference in tax rate of a subsidiary outside the PRC	0.7	0.0	(0.9)
Effect of tax holiday for subsidiaries	(45.1)	(12.9)	(13.2)
Change in valuation allowance	1.6	0.6	19.1

	Year Ended December 31,
	2009	2010	2011
	%	%	%
Effective CIT rate	(1.6)	14.2	22.8

The aggregate amount and per share effect of reduction of CIT for certain PRC subsidiaries are as follows:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
The aggregate amount of effect	37,888,279	132,120,599	46,723,125
Per share effect—basic	0.75	1.76	0.50
Per share effect—diluted	0.75	1.64	0.46

Significant components of deferred tax assets—current

	As of December 31,
	2010	2011
	RMB	RMB
Net operating losses	5,088,387	—
Provision for inventories, accounts receivable and other receivable	904,195	57,690,574
Change in fair value of forward contracts	—	(14,042,284)
Accrued warranty costs	2,121,462	1,688,813
Contingent liability	1,250,000	—
Other temporary differences	(337,564)	599,211
Total deferred tax assets	9,026,480	45,936,314
Less: Valuation allowance	(6,308,714)	(45,936,314)
Net deferred tax assets—current	2,717,766	—

Significant components of deferred tax assets—non-current

	As of December 31,
	2010	2011
	RMB	RMB
Net operating losses	—	13,970,679
Accrued warranty costs	—	12,485,470
Increase in fair value of property, plant and equipment and land use rights arising from business combination	—	(2,920,881)
Impairment of property, plant and equipment	328,103	598,075
Pre-operating expenses of a subsidiary that are deductible in future periods	—	50,487
Assets related government grant	—	3,131,413
Other temporary differences	—	715,514
Total deferred tax assets	328,103	28,030,757
Less: Valuation allowance	—	(28,030,757)
Deferred tax assets—non-current, net	328,103	—

Significant components of deferred tax liabilities—current

	As of December 31,
	2010	2011
	RMB	RMB
Change in fair value of forward contracts	17,576,184	—
Bad debt write-off pending approval for tax deduction	(1,344,194)	—
Accrued warranty costs	(2,667,808)	—
Provision for inventories and other receivable	(3,451,707)	—
Deferred tax liabilities—current, net	10,112,475	—

Significant components of deferred tax liabilities—non-current

	As of December 31,
	2010	2011
	RMB	RMB
Increase in fair value of property, plant and equipment and land use rights arising from business combination	2,925,907	—
Impairment of property, plant and equipment	(343,906)	—
Pre-operating expenses of a subsidiary that are deductible in future periods	(100,974)	—

Deferred tax liabilities—non-current, net	2,481,027	—

Movement of valuation allowances

	As of December 31,
	2009	2010	2011
	RMB	RMB	RMB
At beginning of year	(639,627)	(1,994,833)	(6,308,714)
Current year additions	(1,355,206)	(4,517,852)	(69,445,609)
Reversal of valuation allowances	—	203,971	1,787,252
At end of year	(1,994,833)	(6,308,714)	(73,967,071)

Valuation allowances were determined by assessing both positive and negative evidence and have been provided on the net deferred tax asset due to the uncertainty surrounding its realization. As of December 31, 2009, 2010 and 2011, valuation allowances of RMB1,994,833, RMB6,308,714 and RMB73,967,071 were provided against deferred tax assets because it was more likely than not that such portion of deferred tax will not be realized based on the Group’s estimate of future taxable incomes of all its subsidiaries. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will result in a non-cash income statement benefit when those events occur.

ACCOUNTS RECEIVABLE, NET-THIRD PARTIES	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE, NET-THIRD PARTIES
6.	ACCOUNTS RECEIVABLE, NET—THIRD PARTIES

	As of December 31,
	2010	2011
	RMB	RMB
Accounts receivables	577,175,283	1,779,953,029
Allowance for doubtful accounts	(378,888)	(179,746,165)
Accounts receivable, net	576,796,395	1,600,206,864

Movement of allowance of doubtful accounts

	As of December 31,
	2010	2011
	RMB	RMB
At beginning of year	2,800,000	378,888
Addition	8,534,372	184,990,129
Write-off	(10,764,771)	(24,140)
Reversal	(190,713)	(5,598,712)
At end of year	378,888	179,746,165

ADVANCES TO SUPPLIERS	12 Months Ended
Dec. 31, 2011
ADVANCES TO SUPPLIERS
7.	ADVANCES TO SUPPLIERS

	As of December 31,
	2010	2011
	RMB	RMB
Advances to suppliers under purchase contracts with term of less than 1 year	332,151,202	188,358,498
Advances to suppliers under purchase contracts with term of more than 1 year	242,164,000	229,376,531

Total	574,315,202	417,735, 029
Advances to suppliers to be utilized beyond one year	(234,577,110)	(209,630,940)

Advances to suppliers—current	339,738,092	208,104,089

In July 2008, the Group entered into two long-term purchase agreements with two suppliers to purchase an aggregate 8,550 tons of virgin polysilicon materials over a period of five to ten years. These agreements stipulated the contractual advance payments according to specified timetable. In early 2009, December 2010 and September 2011, the Group and the respective suppliers agreed to amend these agreements whereby the purchase terms and payment schedules were revised. Advance payments of which receipt of goods are expected to be beyond one year as of the balance sheet date are classified as non-current assets in the Group's consolidated balance sheets.

As of December 31, 2011, advances to suppliers with term of less than 1 year mainly represent payments for procurement of recoverable silicon materials, virgin polysilicon and solar cells and the Group has delivery plan with the respective suppliers to receive the materials in the next twelve months.

A provision of RMB652,937 was made against the balance of advances to suppliers as of December 31, 2011 based on management's assessment of the recoverability of such advances.

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES
8.	INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2010	2011
	RMB	RMB
Raw materials	202,257,837	85,429,622
Work-in-progress	109,777,637	161,793,585
Finished goods	507,479,057	550,852,122
Total	819,514,531	798,075,329

Write-down the carrying amount of inventory to its estimated market value was RMB11,422,243, RMB29,602,473 and RMB201,662,101 for the years ended December 31, 2009, 2010 and 2011, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventories are pledged as collateral for the Group's borrowings (Note 16).

PREPAYMENTS AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAYMENTS AND OTHER CURRENT ASSETS
9.	PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets consisted of the following:

	As of December 31,
	2010	2011
	RMB	RMB
Value-added tax deductable	317,837,454	703,696,703
Prepayment for share repurchase	—	31,924,842
Employee advances	2,038,382	19,866,729
Prepaid service fees	2,556,590	12,869,033
Prepaid rent and others	2,050,190	12,628,829
Advances recoverable from supplier	—	11,089,584
Prepaid insurance premium	4,084,745	6,520,930
Prepaid advertizing fee and sponsorship	—	4,916,317
Prepayment for income tax	—	4,432,374
Employee loans	—	2,521,000
Deposits for customs duty and rental	14,391,706	1,579,159
Deferred charges	14,148,799	391,979
Value-added tax refundable on export sales	27,517,480	—
Others	1,010,257	1,472,802
Total	385,635,603	813,910,281

Value-added tax deductable represented the balance that the Group can utilize to deduct its value-added tax liability within the next 12 months.

As of December 31, 2010 and 2011, all of the employee advances are business related, interest-free, not collateralized and will be repaid or settled within one year from the respective balance sheet dates.

Deferred charges represented the tax effects of unrealized profit derived from inter-company transactions which are expected to be realized within the next 12 months.

Value-added tax refundable on export sales are calculated at 17% for various products, of the Group's export sales and will be refunded from tax authorities within the next 12 months.

Employee loans are interest-free, not collateralized and the majority of which will be repaid or settled within one year from the balance sheet date.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET
10.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment and related accumulated depreciation are as follows:

	As of December 31,
	2010	2011
	RMB	RMB
Buildings	211,635,316	441,046,753
Machinery and equipment	1,643,401,637	3,217,550,882
Motor vehicles	12,135,310	22,814,205
Furniture, fixture and office equipment	20,407,418	44,168,256
Solar power projects	—	89,656,060
	1,887,579,681	3,815,236,156
Less: Accumulated depreciation	(150,902,142)	(412,394,030)
Less: Impairment provision	(5,376,071)	(4,784,595)
Subtotal	1,731,301,468	3,398,057,531
Construction in progress	207,676,752	442,741,441
Property, plant and equipment, net	1,938,978,220	3,840,798,972

Depreciation expenses were RMB43,840,980, RMB96,751,960 and RMB263,846,113 for the years ended December 31, 2009, 2010 and 2011, respectively.

Construction in progress primarily represents the construction of new production line and solar power project. Costs incurred in the construction are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.

Management evaluated long-lived assets for impairment if events or changes in circumstances indicated that the carrying value of such assets may not be recoverable. Factors considered important that could result in an impairment review include significant underperformance relative to expected historical or projected future operating results, significant changes in the manner of use of acquired assets and significant negative industry or economic trends. The Company’s impairment evaluation of long-lived assets includes an analysis of estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives. If estimate of future undiscounted net cash flows is insufficient to recover the carrying value of the assets over the remaining estimated useful lives, the Company records an impairment loss in the amount by which the carrying value of the assets exceeds the fair value. Fair value is generally measured based on either quoted market prices, if available, or discounted cash flow analyses. Based on the performed impairment assessment, the Company recorded an impairment provision in general and administrative expenses of nil, RMB5,376,071 and nil for the years ended December 31, 2009, 2010 and 2011 for certain equipment in the wafer production line that had become obsolete. The recoverable amount was based on fair value less cost to sell. The carrying value of the assets previously impaired and disposed during the year ended December 31, 2011 were RMB591,476.

Certain property, plant and equipment are pledged as collateral for the Company's borrowings (Note 16).

LAND USE RIGHTS, NET	12 Months Ended
Dec. 31, 2011
LAND USE RIGHTS, NET
11.	LAND USE RIGHTS, NET

Land use rights represent fees paid to the government to obtain the rights to use certain lands over periods of 50 or 70 years, as applicable, in the PRC.

	As of December 31,
	2010	2011
	RMB	RMB
Land use rights	270,914,559	382,657,019
Less: accumulated amortization	(9,055,971)	(14,614,093)
Land use rights, net	261,858,588	368,042,926

Amortization expense was RMB2,245,016, RMB4,075,087 and RMB5,558,122 for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, estimated amortization expense in each of the next five years is RMB6,919,353.

Certain land use rights are pledged as collateral for the Company's borrowings (Note 16).

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET
12.	INTANGIBLE ASSETS, NET

Intangible assets and their related amortization are as follow:

	As of December 31,
	2010	2011
	RMB	RMB
Trademark	502,193	1,347,193
Computer software	511,264	2,595,474
Less: accumulated amortization	(62,349)	(286,275)
Intangible assets, net	951,108	3,656,392

Amortization expense was RMB4,130, RMB58,219 and RMB223,926 for the years ended December 31, 2009, 2010 and 2011, respectively. Amortization expense for each of the next five years will be approximately RMB516,556.

OTHER ASSETS	12 Months Ended
Dec. 31, 2011
OTHER ASSETS
13.	OTHER ASSETS

Other assets consisted of the following:

	As of December 31,
	2010	2011
	RMB	RMB
Prepayments for purchase of property, plant and equipment	202,455,541	92,723,986
Prepayments for land use right	—	4,245,240
Prepayment for warranty insurance premium	—	26,565,738
Prepaid interest for a long-term borrowing—non-current portion	551,949	—
Prepaid service fee—non-current portion	525,195	4,911,937
Others	—	941,025
Total	203,532,685	129,387,926

OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2011
OTHER PAYABLES AND ACCRUALS
14.	OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	As of December 31,
	2010	2011
	RMB	RMB
Payables for purchase of property, plant and equipment	268,668,526	498,254,803
Government grants related to assets	55,000,000	121,560,000
Value-added tax and other tax payable	52,895,118	88,654,952
Freight payables	9,242,636	23,904,150
Accrued utilities, rentals and interest	14,812,022	14,148,324
Payables to Zhejiang Global Photovoltaic Technology Co., Ltd. (Note 26(c))	—	16,888,607
Accrued warranty cost	33,432,852	11,101,709
Commission payables	3,973,434	8,651,046
Accrued professional service fees	8,502,170	6,031,954
Others	9,889,025	23,832,114
Total	456,415,783	813,027,659

The government grant was under Golden Sun Program which was sponsored by China's Ministry of Finance, Ministry of Science and Technology, the National Energy Administration of the National Development and Reform Commission, and the Ministry of Housing and Urban-Rural Development. Jiangxi Jinko and Zhejiang Jinko were granted by the government for the construction of solar power generation facilities under the project. The grant recorded as liability for the year ended December 31, 2010 and 2011 were RMB55 million and RMB121.6 million, respectively, since the project has yet to complete. These grants will be deducted to the carrying amount when the assets are ready for use.

BONDS PAYABLE AND ACCRUED INTEREST	12 Months Ended
Dec. 31, 2011
BONDS PAYABLE AND ACCRUED INTEREST
15.	BONDS PAYABLE AND ACCRUED INTEREST

On January 13, 2011, Jiangxi Jinko issued short-term bonds with a principal amount of RMB300,000,000 which bears interest at the rate of 5.28% per annum. On March 22, 2011, Jiangxi Jinko issued short-term bonds with a principal amount of RMB300,000,000 which bears interest at the rate of 5.6% per annum. On July 8, 2011, Jiangxi Jinko issued short-term bonds with a principal amount of RMB400,000,000 which bears interest at the rate of 6.5% per annum. Bonds payable are all issued at face value, unsecured and mature within 12 months from the issuance date.

BORROWINGS	12 Months Ended
Dec. 31, 2011
BORROWINGS
16.	BORROWINGS

(a) Short-term borrowings

	As of December 31,
	2010	2011
	RMB	RMB
Short-term bank borrowings	1,061,776,271	1,808,032,066
Long-term bank borrowings—current portion (Note 16 (b))	110,000,000	392,000,000
Total short-term borrowings	1,171,776,271	2,200,032,066

The short-term bank borrowings outstanding as of December 31, 2010 and 2011 carried a weighted average interest rate of 4.70% and 5.38% per annum, respectively. The borrowings were for one year term and matured at various times. Proceeds from these short-term bank borrowings were for working capital purposes. None of the short-term bank borrowings had financial covenants or restrictions other than pledge of the Company's assets as described below.

Included in the balance of short-term bank borrowings as of December 31, 2011 were borrowings of RMB193,938,649 and RMB175,046,193 which are denominated and repayable in EURO and USD, respectively.

As of December 31, 2011, Jiangxi Jinko had short-term bank borrowings of RMB258,159,574 which were only credit loans. As of December 31, 2011, Jiangxi I&E had short-term bank borrowings of RMB386,213,946 which were only credit loans. As of December 31, 2011, Zhejiang Jinko had short-term bank borrowings of RMB330,258,546 which were only credit loans.

As of December 31, 2011, Jiangxi Jinko had short-term bank borrowings of RMB271,400,000 which were collateralized on certain land use rights, plant, equipments, including RMB27,000,000 which was also guaranteed by the Shareholders (Notes 24). The net book value of the land use rights and equipments under collaterals were RMB230,602,878 and RMB386,191,679, respectively.

As of December 31, 2011, Jiangxi Jinko had short-term bank borrowings of RMB178,000,000 which were collateralized on Jiangxi Jinko's inventories of RMB343,470,202. Included in these borrowings was RMB50,000,000 guaranteed by the Shareholders (Notes 24).

As of December 31, 2011, Jiangxi Jinko had short-term bank borrowings of RMB17,000,000 collateralized on certain land use rights and buildings of Desun. In addition, this borrowing was also guaranteed by the Shareholders (Note 24).

As of December 31, 2011 Jiangxi Jinko had short-term bank borrowings of RMB45,000,000 which was guaranteed by the Shareholders, Jiangxi I&E has short-term bank borrowings of RMB80,000,000 which was guaranteed by the Shareholders and Zhejiang Jinko had short-term bank borrowings of RMB25,000,000 which was guaranteed by the Shareholders.

As of December 31, 2011, Zhejiang Jinko had short-term bank borrowings of RMB17,000,000 which are collateralized on its land use rights. The net book values of these assets under collaterals were RMB31,338,910, as of December 31, 2011.

As of December 31, 2011, Zhejiang Jinko had short-term bank borrowings of RMB200,000,000 which are collateralized on its land use rights and certain equipments. The net book values of these assets under collaterals were RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011.

Subsequent to December 31, 2011, the Company obtained additional short-term bank borrowings of RMB1,222,135,090, and repaid short-term bank borrowings of RMB894,831,420. These additional short-term bank borrowings were collateralized on part of the Company's letter of credit, land use right and buildings, equipments and were guaranteed by the Shareholders and Jiangxi Jinko.

(b) Long-term borrowings

	As of December 31,
	2010	2011
	RMB	RMB
Long-term bank borrowings	380,000,000	547,750,000
Less: Current portion	(110,000,000)	(392,000,000)
Deferred financing cost (Note 26(d))	(750,000)	(250,000)
Total long-term borrowings	269,250,000	155,500,000

Future principal repayments on the long-term borrowings are as follows:

Year ending December 31,	RMB
2012	392,250,000
2013	148,500,000
2014	7,000,000
Total	547,750,000

In June 2009, Jiangxi Jinko obtained a bank borrowing of RMB58,000,000 which is repayable in June 2012. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.40% as of December 31, 2011. Interest is payable monthly. The borrowing was collateralized on Jiangxi Jinko's inventory on net book value of RMB78,999,993 as of December 31, 2011.

In June 2009, Jiangxi Jinko entered into a loan agreement with Jiangxi Heji Investment Co., Ltd. ("Heji") in relation to a three-year loan in the principal amount of RMB100 million. As of December 31, 2011, Jiangxi Jinko has repaid the loan. In connection with this loan agreement, Heji required Jiangxi Jinko to enter into a guarantee agreement with Jiangxi International Trust and Investment Limited Corporation, or JITIC, for Heji's own payment obligations under its separate trust loan agreement with JITIC under which, JITIC extended a loan to Heji in the principal amount of RMB50 million for a term of three years, that carries interest at the rate of 6.86% per annum. Jiangxi Jinko recognized a guarantee liability of RMB1,500,000, with the amount being recognized as a deferred financing cost which is amortized over the period of the borrowing (Note 26(d)).

In August 2009, Jiangxi Jinko obtained a bank borrowing of RMB40,000,000 which is repayable in July 2012. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.40% as of December 31, 2011. Interest is payable monthly. The borrowing was collateralized on Jiangxi Jinko's land use right on net book value of RMB51,042,749, as of December 31, 2011.

In September 2009, Jiangxi Jinko obtained a bank borrowing of RMB19,000,000 which is repayable in September 2012. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.40% as of December 31, 2011. Interest is payable monthly. The borrowing was collateralized on Jiangxi Jinko's land use right with net book value of RMB88,697,143 as of December 31, 2011.

In October 2009, Jiangxi Jinko obtained a bank borrowing of RMB10,000,000 which is repayable in July 2012. The borrowing carries a variable interest rate that is determined annually with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 4.89% as of December 31, 2011. Interest is payable monthly. The borrowing was guaranteed by the Shareholders and collateralized on Jiangxi Jinko's equipments with net book value of RMB22,640,273 as of December 31, 2011

In December 2009, Jiangxi Jinko obtained a bank borrowing of RMB70,000,000 which is repayable in July 2012. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.85% as of December 31, 2011. Interest is payable monthly. The borrowing was collateralized on Jiangxi Jinko's equipments with net book value of RMB112,756,156 as of December 31, 2011, In addition to the collaterals, this borrowing was guaranteed by the Shareholders.

In March 2010, Zhejiang Jinko obtained a bank borrowing of RMB10,000,000 which is repayable in March 2013. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.40% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko's equipments with net book value of RMB74,308,821 as of December 31, 2011. In additions to the collaterals, the borrowing is guaranteed by Jiangxi Jinko.

In May 2010, Zhejiang Jinko obtained a bank borrowing of RMB10,000,000 which is repayable in May 2013. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 5.40% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko's equipments with net book value of RMB74,308,821 as of December 31, 2011. In additions to the collaterals, the borrowing is guaranteed by Jiangxi Jinko.

From April 2011, Zhejiang Jinko entered into loan agreements with a group of PRC banks. Pursuant to these loan agreements, Zhejiang Jinko obtained bank borrowings of RMB 189,250,000 from a group of PRC banks of which are repayable in installments from June 2012 to November 2012. The borrowing carries a variable interest rate that is determined quarterly with repayable with reference to the prevailing base lending rate set by PBOC. The effective interest rates of the borrowings are at the range of 6.4% to 6.65% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko’s land use rights and certain equipments with net book value of RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011.

In May 2011, Zhejiang Jinko obtained a bank borrowing of RMB30,000,000 which is repayable in June 2013. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 6.4% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko’s land use rights and certain equipments with net book value of RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011.

In June 2011, Zhejiang Jinko obtained a bank borrowing of RMB 37,000,000 of which is repayable in December 2013. The borrowing carries a variable interest rate that is determined quarterly with repayable with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 6.4% as of December 31, 2011. Interest is repayable monthly. The borrowing of RMB12,000,000 was collateralized on Zhejiang Jinko’s land use rights and certain equipments with net book value of RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011. In addition to the collateral, RMB 25,000,000 was guaranteed by Jiangxi Jinko as of December 31, 2011.

In July 2011, Zhejiang Jinko obtained a bank borrowing of RMB 15,500,000 of which RMB10,000,000 is repayable in June 2013 and RMB 5,500,000 is repayable in December 2013. The borrowing carries a variable interest rate that is determined quarterly with repayable with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 6.65% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko’s land use rights and certain equipments with net book value of RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011.

In August 2011, Zhejiang Jinko obtained a bank borrowing of RMB 40,000,000 of which is repayable in December 2013. The borrowing carries a variable interest rate that is determined quarterly with repayable with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 6.65% as of December 31, 2011. Interest is repayable monthly. The borrowing was collateralized on Zhejiang Jinko’s land use rights and certain equipments with net book value of RMB 46,579,066 and RMB 1,113,118,729, respectively, as of December 31, 2011.

In September 2011, Jiangxi Jinko obtained a bank borrowing of RMB19,000,000 which is repayable in installments from February 2012 to August 2014. The borrowing carries a variable interest rate that is determined quarterly with reference to the prevailing base lending rate set by PBOC. The effective interest rate of the borrowing was 6.65% as of December 31, 2011. Interest is payable monthly.

Subsequent to December 31, 2011, the Company obtained additional long-term bank borrowings of RMB50,000,000 and repaid long-term bank borrowings of RMB1,000,000. These long-term bank borrowings are collateralized by certain of Jiangxi Jinko's equipments. These borrowings carry variable interest rates that are determined by reference to the prevailing base lending rate set by PBOC.

EARNINGS/(LOSS) PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS/(LOSS) PER SHARE
17.	EARNINGS/(LOSS) PER SHARE

On September 15, 2009, the Company effected a share split with the result of each share becoming 50 shares of the same class (Note 21). Accordingly, all of shares and per share amount in the consolidated financial statements and the accompanying notes have been retroactively adjusted to reflect the change in ratio for all periods presented, as if such share splits and the Share Exchange occurred since inception.

Basic earnings/(loss) per share and diluted earnings/(loss) per share have been calculated as follows:

	2009*	2010**	2011***
	RMB	RMB	RMB
Numerator:
Net income attributable to JinkoSolar Holding Co., Ltd.	85,409,632	881,873,227	273,342,819
Series A Redeemable Convertible Preferred Shares accretion	(31,832,994)	(13,433,242)	—
Series B Redeemable Convertible Preferred Shares accretion	(42,301,594)	(17,479,734)	—
Allocation to preferred shareholders	(40,422,944)	(15,156,606)	—
Deemed dividend to a preferred shareholder	(8,015,089)	—	—
Net income / (loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders—Basic	(37,162,989)	835,803,645	273,342,819
Dilutive effect of Preferred Shares	—	46,069,582	—
Dilutive effect of convertible senior notes interest	—	—	19,855,810
Dilutive effect of exchange gain on convertible senior notes	—	—	(21,567,522)
Dilutive effect of change in fair value of convertible senior notes	—	—	(398,030,217)
Net income / (loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders—Diluted	(37,162,989)	881,873,227	(126,399,110)

Denominator:
Denominator for basic calculation—weighted average number of ordinary shares outstanding	50,731,450	74,896,543	93,966,535
Dilutive effect of share options	—	1,131,653	1,367,900
Dilutive effect of preferred shares	—	4,719,884	—
Dilutive effect of convertible senior notes	—	—	7,352,536
Denominator for diluted calculation—weighted average number of ordinary shares outstanding	50,731,450	80,748,080	102,686,971

Basic earnings/(loss) per share attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	(0.73)	11.16	2.91
Diluted earnings/(loss) per share attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	(0.73)	10.92	(1.23)

*

The potentially dilutive Redeemable Convertible Preferred Shares of 12,816,600 for the year ended December 31, 2009 have been excluded in the calculation of dilutive earnings/(loss) per share because of their anti-dilutive effect. The total granted share options of 3,024,750 was also excluded in the calculation of dilutive loss per share for the year ended December 31, 2009 because no share options were exercisable prior to the Company's IPO and the share options were anti-dilutive as of December 31, 2009.

**	As of December 31, 2010, there were no anti-dilutive securities.

***	As of December 31, 2011, the Company’s average stock price for the period was below the strike price of the call options; therefore the call options were not included in the computation of diluted EPS.

EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS
18.	EMPLOYEE BENEFITS

The full-time employees of the Company's subsidiaries incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits and housing funds. These companies are required to pay for these benefits based upon certain percentages of employees' salaries in accordance with the relevant regulations, and to make contributions to the state-sponsored housing, pension and medical plans from the amounts accrued for housing, medical and pension benefits. The total amounts charged to the consolidated statements of operations for such employee benefits were RMB13,695,107, RMB40,122,159 and RMB72,700,241 for the years ended December 31, 2009, 2010 and 2011, respectively. The unpaid balances of liability accrued for such employee welfare benefits were RMB56,593,517 and RMB118,271,256 as of December 31, 2010 and 2011, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees.

REDEEMABLE CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
REDEEMABLE CONVERTIBLE PREFERRED SHARES
19.	REDEEMABLE CONVERTIBLE PREFERRED SHARES

On May 30, 2008, Paker issued 107,503 shares (5,375,150 shares post 2009 Share Split) of Series A Redeemable Convertible Preferred Shares at US$223.25 per share, for a total consideration of US$24,000,000. On September 18, 2008, Paker issued 148,829 shares (7,441,450 shares post 2009 Share Split) of Series B Redeemable Convertible Preferred Shares at US$236.51 per share, for a total consideration of US$35,200,000.

On December 16, 2008, all the then existing shareholders of Paker exchanged their respective classes of shares of Paker, including the Series A Redeemable Convertible Preferred Shares and Series B Redeemable Convertible Preferred Shares ("the Preferred Shares"), for equivalent classes of shares of the Company.

The par value of the Company's Preferred Shares was US$0.001 per share (US$0.00002 per share post 2009 Share Split). The rights, preferences and privileges of the Preferred Shares were as follows:

Conversion

The Preferred Shares were convertible into ordinary shares at any time at the option of the preferred shareholders. Automatic conversion would occur based upon the then effective conversion price immediately upon the closing of a Qualified Initial Public Offering ("QIPO") or at the election of the holders of at least 67% of the then outstanding Preferred Shares. Prior to the amendment referred to below, the QIPO was defined as a public offering on Nasdaq or other internationally recognized stock exchange with gross proceeds to the Company of not less than US$150,000,000 and total market capitalization, as a result of the offering, of not less than US$750,000,000. On September 15, 2009, an amendment was executed which changed the definition of a QIPO. Under the amendment, "QIPO meant a fully underwritten initial public offering of the Company's shares or ADSs with a listing on the NYSE;

The conversion price of the Preferred Shares was equal the original issue price of the Preferred Shares. Pursuant to the share purchase agreements and agreements between the holders of the Preferred Shares and the Shareholders, the conversion price was subject to adjustments based on the Company's 2008 adjusted net earnings ("2008 Performance") as set out below:

Series A Redeemable Convertible Preferred Shares

If the Company's 2008 Performance was less than RMB225 million but greater than RMB175 million, or greater than RMB275 million but not greater than RMB325 million, the conversion price of the Series A Redeemable Convertible Preferred Shares should have been adjusted based on a defined formula.

However, if all of the Series A Redeemable Convertible Preferred Shares have been converted into the Company's ordinary shares at the time when the Company's 2008 Performance becomes known, the Shareholders and the holders of the Series A Redeemable Convertible Preferred Shares should have transferred ordinary shares amongst them, so that as the result of such transfer, the percentages of the total ordinary shares held by the holders of Series A Redeemable Convertible Preferred Shares equal the percentages of ordinary shares that the Series A Redeemable Convertible Preferred Shares would have converted into, after taking into effect such adjustment to the conversion price.

The Company's 2008 Performance was within the range of RMB225 million and RMB275 million. Therefore, no adjustment was made to the conversion price of Series A Redeemable Convertible Preferred Shares as of December 31, 2008.

Series B Redeemable Convertible Preferred Shares

If the Company's 2008 Performance was less than RMB250 million but greater than RMB200 million or greater than RMB250 million but not greater than RMB300 million, the conversion price of the Series B Redeemable Convertible Preferred Shares should have been adjusted based on a defined formula. The adjustment formula took into consideration factors such as the amount of the investment made by the holders of the Series B Redeemable Convertible Preferred Shares, the amount of the investment made by the holders of the Series A Redeemable Convertible Preferred Shares and the Company's 2008 Performance. The formula was designed to adjust the number of conversion shares held by the holders of the Series B Redeemable Convertible Preferred Shares, if converted so that the percentage of the shares held by the holders of the Series B Redeemable Convertible Preferred Shares in the Company's issued and outstanding share capital equaled the ratio of (i) the amount of investment made by them in the Company to (ii) the value of the Company calculated based on the 2008 Performance.

However, if all of the Series B Redeemable Convertible Preferred Shares have been converted into the Company's ordinary shares at the time when the Company's 2008 Performance becomes known, the Shareholders and the holders of the Series B Redeemable Convertible Preferred Shares should have transferred ordinary shares amongst them, so that as a result of such transfer, the percentages of the total ordinary shares held by the holders of Series B Redeemable Convertible Preferred Shares equal the percentages of ordinary shares that the Series B Redeemable Convertible Preferred Shares would have converted into, after taking into effect such performance adjustment to the conversion price. The Company's 2008 performance was below RMB250 million, hence the conversion ratio of the Series B Redeemable Convertible Preferred Shares was adjusted from 1 for 1 to 1 to approximately 1.0054 based on the Company's 2008 Performance. Such adjustment did not result in a beneficial conversion feature.

If the value of each ordinary share issuable upon the automatic conversion of the Series B Redeemable Convertible Preferred Shares in connection with a QIPO was less than the defined target IPO price per share, then the Shareholders would be required to transfer to the holders of Series B Redeemable Convertible Preferred Shares in connection with the auto conversion of their shares a number of ordinary shares the value of which, at the QIPO price per share, when added to the value of the ordinary shares issuable upon such conversion of the Series B redeemable convertible preferred shares in connection with the QIPO, would equal the product of (i) the number of outstanding Series B redeemable convertible preferred shares prior to the QIPO, multiplied by (ii) 1.5 times the adjusted original issue price per share of the Series B Redeemable Convertible Preferred Shares.

If the QIPO had not been completed by April 30, 2010 and the Company's 2009 adjusted net earnings was less than RMB450 million (the "2009 Performance Target"), then the Shareholders should have transferred to the holders of Series B Redeemable Convertible Preferred Shares certain number of ordinary shares calculated based on a defined formula (the "2009 Performance Adjustment"), regardless of whether the Series B Redeemable Convertible Preferred Shares are converted. The share transfer formula takes into consideration such factors as the amount of the investment by the holders of the Series B Redeemable Convertible Preferred Shares, the amount of the investment by the holders of the Series A Redeemable Convertible Preferred Shares and the Company's 2008 and 2009 Performance. The formula requires the transfer of ordinary shares by the Shareholders to the holders of the Series B Redeemable Convertible Preferred Shares so that the percentage of the total number of shares transferred to and held by the holders of the Series B Redeemable Convertible Preferred Shares as compared to the Company's issued and outstanding share capital will equal the ratio of (i) the amount of investment by them in the Company to (ii) the value of the Company calculated based on the difference between the 2009 Performance Target and the actual 2009 Performance. The Company determined that this embedded share transfer feature in the Series B meets the definition of a derivative and accordingly has been bifurcated from the host contract, the Series B Redeemable Convertible Preferred Shares, and accounted for as a derivative (the "2009 Performance Adjustment Derivative Liability") from September 2008, the issue date of the Series B Redeemable Convertible Preferred Shares.

On June 22, 2009, the holders of Series B Redeemable Convertible Preferred Shares and the Shareholders agreed to lower the Company's 2009 Performance Target in assessing the transfer of ordinary shares under the 2009 Performance Adjustment feature. The effect of this change on the value of the derivative liability was a reduction in value of RMB65.2 million. In addition, a 2010 performance target was added, which is an embedded share transfer feature that meets the definition of a derivative and requires bifurcation from the Series B Redeemable Convertible Preferred Shares to be accounted for as a derivative (the "2010 Performance Adjustment Derivative Liability), (Note 27), from June 22, 2009. The fair value of this new derivative at issuance was RMB18.2 million. Under the new 2010 performance target, if a QIPO has not been completed by April 30, 2011 and the Company's 2010 performance is less than RMB200 million (the "2010 Performance Target"), then the Shareholders should have transferred to the holders of Series B Redeemable Convertible Preferred Shares, for no further consideration, certain amounts of ordinary shares calculated based on a defined formula (the "2010 Performance Adjustment"). The 2010 derivative adjustment formula takes into consideration such factors as the amount of the investment by the holders of the Series B Redeemable Convertible Preferred Shares, the amount of the investment by the holders of the Series A Redeemable Convertible Preferred Shares, and the Company's 2009 and 2010 Performance. The formula was designed to adjust the total number of shares held by the holders of the Series B Redeemable Convertible Preferred Shares so that the percentage of the shares transferred to and held by the holders of the Series B Redeemable Convertible Preferred Shares in the Company as compared to the Company's issued and outstanding share capital will equal the ratio of (i) the amount of investment by them in the Company to (ii) the value of the Company calculated based on the difference between the 2010 Performance Target and the actual 2010 Performance.

In consideration of the agreement to lower the Company's 2009 Performance Target to RMB100 million, the Shareholders transferred on June 22, 2009 an aggregate of 76,258 (3,812,900 post 2009 Share Split as described in Note 22) ordinary shares to the holders of Series B Redeemable Convertible Preferred Shares. The fair value of these ordinary shares on June 22, 2009 of RMB43.6 million was imputed to the Company as if the Shareholders (who are the principal shareholder of the Company) contributed the shares to the Company and they were immediately reissued by the Company to the holders of the Series B Redeemable Convertible Preferred Shares.

The above amendment resulted in: (a) a decrease in the 2009 Performance Adjustment Derivative Liability by RMB65.2 million which was offset by the fair value of the 2010 Performance Adjustment Derivative Liability of RMB18.2 million; (b) an effective contribution of ordinary shares valued at RMB43.6 million by all Shareholders to the Company which was in turn transferred to the holders of the Series B Redeemable Convertible Preferred Shares in consideration for agreeing to modify the terms of the 2009 Performance Adjustment. Accordingly, this amount had been treated as a capital contribution and as an offset to the net change in the fair value of the derivative liabilities in (a) above; (c) the recording of compensation expense of RMB3.4 million which was equal to the change in the fair value of the derivative liabilities net of the consideration transferred to the holders of Series B Redeemable Convertible Preferred Shares in (b) above.

In addition, in consideration for obtaining the agreement from one of the holders of Series A Redeemable Convertible Preferred Shares to the transfer of the 76,258 ordinary shares by the Shareholders to the holders of the Series B Redeemable Convertible Preferred Shares pursuant to the amendment described above, the Shareholders transferred to such holder of Series A Redeemable Convertible Preferred Shares on June 22, 2009 an aggregate of 14,031 (701,550 post 2009 Share Split as described in Note 21) ordinary shares as a consent fee. The fair value of the 14,031 ordinary shares on June 22, 2009 of RMB8,015,089 was imputed to the Company as if the Shareholders (who are the principal shareholders of the Company) contributed the ordinary shares to the Company and they were immediately reissued by the Company to the holder of Series A Redeemable Convertible Preferred Shares as a deemed dividend.

If the Company does not meet the 2009 Performance Target and the 2010 Performance Target and there is no QIPO by April 30, 2010 and April 30, 2011 respectively, future transfers of ordinary shares from the Shareholders to the holders of Series B Redeemable Convertible Preferred Shares will be required and such transfers will be accounted for as equity contributions from the Shareholders to the Company and immediate redistributions to the holders of Series B Redeemable Convertible Preferred Shares as deemed dividend.

On September 15, 2009, the Shareholders reached agreement with the holders of Series A and Series B Redeemable Convertible Preferred Shares on the modification to certain existing terms (the "September 2009 Modification"), including (a) removed the existing definition of a QIPO and replaced it with the following: "QIPO means a fully underwritten initial public offering of the Company's shares or ADSs with a listing on the New York Stock Exchange;" (b) removed the requirement for the Shareholders to transfer certain number of ordinary shares to the holders of the Series B Redeemable Convertible Preferred Shares if the value of issuable upon automatic conversion of the Series B Redeemable Convertible Preferred Shares in connection with a Qualified Public Offering was less than the defined target IPO price per share; and, (c) agreed that the 14,031 and 76,258 ordinary shares, respectively, transferred to the holders of Series A and Series B Redeemable Convertible Preferred Shares in connection with the June 2009 Modification be returned to the Shareholders in the event the redemption of the preferred shares are exercised by the holders of Series A and Series B Redeemable Convertible Preferred Shares.

The September 2009 Modification resulted in a reduction of RMB2.4 million in the fair value of the 2009 and 2010 Performance Adjustment Derivative Liabilities that the Company recognized in the consolidated statement of operations as change in fair value derivatives. The September 2009 modification also resulted in an additional benefit transfer of RMB15.1 million from the holders of the Series A and B Redeemable Convertible Preferred Shares to the Shareholders due to the reduction in the fair value of the Series A and B Redeemable Convertible Preferred Shares on September 15, 2009 as a result of such modification. The Company recognized a total of RMB17.5 million compensation charge in general and administrative expenses (including the RMB15.1 million) in recognition of the total benefit transferred from the holders of Series A and B Redeemable Convertible Preferred Shares to the Shareholders that is attributed to the Company, given the Shareholders are also employees of the Company.

Redemption

After the third anniversary of the first issuance of the Series A Redeemable Convertible Preferred Shares, the holders of not less than a majority of the then outstanding Series A and Series B Redeemable Convertible Preferred Shares may require the Company to redeem all of the outstanding Preferred Shares, if not previously converted, for an amount equal to 150% of their respective original issue price plus all accumulated and unpaid dividends. Dividends should not have accumulated or accrued unless declared.

Liquidation

In the event of any liquidation event and so long as any of the Series A and Series B Redeemable Convertible Preferred Shares have not been converted into ordinary shares, the shareholders of the Preferred Shares were entitled to receive in preference to the holders of the ordinary shares a per share amount equal to 150% of the respective original issue price and any declared but unpaid dividends. After such payment has been made to holders of the preferred shares, any remaining assets of the Company would have been distributed pro rata to the holders of ordinary shares and the Preferred Shares on an as-converted basis.

Liquidation events include (i) a liquidation, winding-up or dissolution of the Company or the PRC Company (which refers to Jiangxi Jinko), or (ii) at the election of the preferred shareholders, a merger, acquisition or sale of voting control of the Company or the PRC Company in which its shareholders did not retain a majority of the voting power in the surviving company, or (iii) a sale of all or substantially all of the Company or the PRC Company's assets, or (iv) a merger which valued the Company at less than 150% of the post-money valuation of the Company immediately after the closing of the investment by holders of Series B Redeemable Convertible Preferred Shares in the Series B Redeemable Convertible Preferred Shares of Paker.

Dividend

The Series A Redeemable Convertible Preferred Shares should have ranked pari passu with Series B Redeemable Convertible Preferred Shares in terms of rights to receive dividends and distributions from the Company. The holders of Series A and B Redeemable Convertible Preferred Shares should have been entitled to dividends in preference to any dividend on the ordinary shares or any other class or series of shares at the rate of 10% per annum of their respective original issue price, when and as declared by the Board of Directors. No dividend, whether in cash, in property, in shares of the Company or otherwise, should have been paid on any other class or series of shares of the Company unless and until the dividend aforesaid is first paid in full on the Series A and B Redeemable Convertible Preferred Shares. Except for the dividend rights set forth above, the Series A and B Redeemable Convertible Preferred Shares should not have participated with the ordinary shares in any further dividend or distribution of the earnings or profits of the Company. Dividends should not have been accumulated or accrued unless declared.

Voting Rights

The holders of Series A and B Redeemable Convertible Preferred Shares had voting rights equal to the number of ordinary shares then issuable upon their conversion into ordinary shares. Such holder of the preferred shares was entitled to vote on such matters at any meeting of members of the Company.

The Company classified the Series A and B Redeemable Convertible Preferred Shares in the mezzanine section of the consolidated balance sheets. In addition, the Company recorded accretion on the preferred shares to their redemption value using the effective interest method from the issuance date to the earliest redemption date. For year ended December 31, 2009, such accretion amounted to RMB31,832,994 and RMB42,301,594 against retained earnings for Series A and B Redeemable Convertible Preferred Shares, respectively. For year ended December 31, 2010, such accretion amounted to RMB13,433,242 and RMB17,479,734 against retained earnings for Series A and B Redeemable Convertible Preferred Shares, respectively.

In connection with the issuance of the Series A Redeemable Convertible Preferred Shares, Paker issued 14,629 ordinary shares (Note 22) and paid cash in the amount of US$469,000 to third parties for professional services rendered. Paker had the option to repurchase the 14,629 ordinary shares issued from the consultant at a nominal price upon the redemption of the Series A Redeemable Convertible Preferred Shares. The fair value of the ordinary shares issued was RMB20,004,865. In connection with the issuance of Series B Redeemable Convertible Preferred Shares, Paker was obligated to pay US$867,300 to third parties for consulting services. The fair value of the ordinary shares issued and the cash consideration paid to the third party consultants were recorded as stock issuance costs.

The Preferred Shares were converted into ordinary shares on May 14, 2010 when the Company successfully listed on NYSE under the conversion rate as stated in the discussion above.

CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE SENIOR NOTES
20.	CONVERTIBLE SENIOR NOTES

The Company issued USD 125 million of convertible senior notes on May 17, 2011 (the “Notes”). The Notes will mature on May 15, 2016. The interest rate is 4% per annum payable semi-annually, in arrears. No accrued interest to be paid on the Notes when they are converted.

Holders have the option to convert their Notes from the earlier of (i) when the registration statement becomes effective and (ii) the first anniversary of the date on which the Notes are first issued, through to and including the business day prior to the maturity date into ADSs representing the ordinary shares initially at a conversion rate of 29.6307 ADSs per US$1,000 principal amount of Notes (equivalent to an initial conversion price of approximately US$33.75 per ADS).

The conversion rate is subject to change on anti-dilution and upon certain fundamental changes. Fundamental changes are defined as 1) any “person” or “group” beneficially owns (directly or indirectly) 50% or more of the total voting power of all outstanding classes of Company’s shares or has the power to elect a majority of the members of the board of directors; 2) Company consolidates with, or merge with or into, another person or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or any person consolidates with, or merges with or into, the Company; 3) Termination of trading of Company’s ADSs; and 4) adoption of a plan relating to our liquidation or dissolution.

The holder has the option to require the Company to repurchase the Notes, in whole or in part, in the event of a fundamental change for an amount equal to the 100% of the principal amount and any accrued and unpaid interest in the event of fundamental changes. Management assessed that the likelihood of fundamental change is remote.

While the Notes remain outstanding, the Company or its subsidiaries will not create or permit to subsist any security upon its property, assets or revenues (present or future) to secure any international investment securities or to secure any guarantee of or indemnity of any international investment securities unless the obligations under the Notes and the indenture (a) are secured equally and ratably therewith, or (b) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by holders of a majority in aggregate principal amount of the Notes then outstanding.

The Company has RMB as its functional currency, and the Notes are denominated in USD. As a result, the conversion feature is dual indexed to the Company’s stock as well as the RMB and USD exchange rate, and is considered an embedded derivative which needs to be bifurcated from the host instrument in accordance with ASC 815.

ASC 815-15-25 provides that if an entity has a hybrid financial instrument that would require bifurcation of embedded derivatives under ASC 815, the entity may irrevocably elect to initially and subsequently measure a hybrid financial instrument in its entirety at fair value with changes in fair value recognized in earnings. The fair value election can be made instrument by instrument and shall be supported by concurrent documentation or a preexisting documented policy for automatic election.

The Company elected to measure the Notes in their entirety at fair value with changes in fair value recognized as non-operating income or loss at each balance sheet date in accordance with ASC 815-15-25. Further, as the functional currency of the Company is RMB, the fair value of the Notes is translated into RMB at each balance sheet date with the difference being reported as exchange gain or loss. In addition, all issuance costs associated with the Notes offering has been expensed as incurred in the year ended December 31, 2011.

The estimated fair value of the Notes amounted to approximately RMB387,777,235 (US$61,611,598) as of December 31, 2011. In the year ended December 31, 2011, the Company recorded foreign exchange gain of RMB21,567,522, gain from change in fair value of convertible senior notes of RMB398,030,217, and one-time charge of convertible senior notes issuance costs of RMB30,154,071, respectively.

As a result of the depressed market conditions, the Company repurchased Notes with face value of US$2 million or 1.6% of the Notes at approximately 41% of the face value in the quarter ended December 31, 2011.

Capped Call Options

Concurrent with the Company’s issuance of the Convertible Senior Notes on May 17, 2011, it entered into a capped call option transactions with an affiliate of the initial purchaser of the Notes. The capped call transaction was designed to reduce the potential dilution that would otherwise occur as a result of new ordinary share issuances upon conversion of the Notes and effectively increase the conversion price of the Notes for the Company to $48.21 per ADS from the actual conversion price to the Notes holders of $33.75 per ADS. The total premium paid by the Company for the capped call transactions was US$18 million.

The Company’s functional currency is different from the denomination of the capped call. Therefore, in accordance with ASC 815, Derivatives and Hedging, the Company accounted for the capped call transactions as freestanding derivative assets in the consolidated balance sheets. The derivative is marked to market each reporting period utilizing the binomial model.

The fair value of capped call options was RMB16,408,445 as of December 31, 2011. An amount of RMB98,282,510 was recorded in change in fair value of capped call options for the year ended December 31, 2011.

ORDINARY SHARES AND SHARE EXCHANGE	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES AND SHARE EXCHANGE
21.	ORDINARY SHARES AND SHARE EXCHANGE

On September 15, 2009, the Board of Directors approved a share split with the result of each share becoming 50 shares of the same class ("2009 Share Split"). The par value of the ordinary shares of the Company is US$0.00002 after the 2009 Share Split. All shares and per share amounts in the consolidated financial statements and related notes have been retroactively adjusted to reflect the change in ratio for the periods presented, as if the 2009 Share Splits occurred at the beginning of the periods presented.

As described in Note 19, the Company issued 14,629 (731,450 post 2009 Share Split) ordinary shares to a consultant in connection with the issuance of Series A Redeemable Convertible Preferred Shares. The fair value of which was recorded as issuance costs against the Series A Redeemable Convertible Preferred Shares proceeds.

As described in Note 19, the Shareholders agreed to transfer 76,258 (3,812,900 post 2009 Share Split) ordinary shares and 14,031 (701,500 post 2009 Share Split) ordinary shares to the holders of Series B Redeemable Convertible Preferred Shares and one of the holders of Series A Redeemable Convertible Preferred Shares, respectively, in connection with the amendment of the 2009 Performance Target. The share transfer was completed on September 15, 2009.

REPURCHASE OF SHARES	12 Months Ended
Dec. 31, 2011
REPURCHASE OF SHARES
22.	REPURCHASE OF SHARES

On May 6, 2011, the Board of Directors approved a share repurchase program to repurchase up to US$30 million of its outstanding ADS of the Company from time to time over the next 12 months, depending on market conditions, share price and other factors, as well as subject to the memorandum and articles of association of the Company, the relevant rules under United States securities laws and regulations and the relevant stock exchange rules. The share repurchases may be made on the open market, in block trades or otherwise and is expected to include derivative transactions. The program may be suspended or discontinued at any time.

For the year ended December 31, 2011, 1,222,600 outstanding American Depositary Shares (“ADSs”) (4,890,400 shares) were repurchased for full retirement with a total consideration of RMB48,503,352. Additional paid-in capital was reduced by RMB48,502,683. 257,230 ADSs (1,028,920 shares) were repurchased but have not been retired with a total consideration of RMB 8,354,423 which is shown as treasury stock.

SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE BASED COMPENSATION
23.	SHARE BASED COMPENSATION

The Company adopted a long-term incentive plan (the "Plan") in July 2009 which was subsequently amended and restated. The Plan provides for the issuance of options of the Company's ordinary shares in the amount of up to 7,325,122. The options have a contractual life of seven years with the exception of certain options granted to an employee that can be exercised until October 1, 2013. From August 28, 2009 to September 15, 2009, options were granted to certain of the Company's administrative and management personnel to purchase in total 3,024,750 shares of the Company's ordinary shares at an exercise price of US$3.13 per share. On April 6, 2010, the exercise price of these share options was adjusted from US$3.13 per share to US$2.08 per share ("repricing"). The impact of this amendment of RMB5,132,052 was recognized during the year ended December 31, 2010 as a result of the IPO condition described below. The share options will generally vest in 5 successive equal annual installments on the last day of each year from the grant date, provided that the personnel's service with the Company has not terminated prior to each such vesting date. For one employee, the share options will vest in a series of 36 successive equal monthly installments, on the last day of each month, commencing from October 1, 2008, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

On September 28, 2011, the Company amended and restated the Plan to increase the maximum number of shares that may be issued under the Plan to 9,325,122.

On January 25, 2010, the Company granted to certain officers and employees options to purchase 726,250 ordinary shares of the Company at an exercise price of 85% of the initial public offering price per share. These options will vest in five successive equal annual installments on the last day of each year from January 25, 2010, provided that the personnel's service with the Company has not been terminated prior to each such vesting date. These share options were considered as not effectively granted until their exercise price been determined at US$2.08 on April 12, 2010.

From April 12, 2010 to April 26, 2010, the Company granted additional options to purchase 785,480 ordinary shares at an exercise price of US$2.08 per share to certain administrative and management personnel. The share options will generally vest in 5 successive equal annual installments on the last day of each year from the grant date, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

No portion of any of the above granted share options, even vested, may be exercised prior to and within the 180-day period following an effective initial public offering as defined in the Plan. Given the exercise restriction, the recognition of share-based compensation expense was delayed. Such expense of RMB14,651,329 accumulated from grant date was recognized at the time of the Company's initial public offering on May 14, 2010.

On March 11, 2011, the Company granted to certain officers and employees options to purchase 300,000 ordinary shares of the Company at an exercise price of US$5.65 per share. The share options will vest in 5 successive equal annual installments on the last day of each year from the grant date, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

On May 3, 2011, the Company granted to one officer options to purchase 100,000 ordinary shares of the Company at an exercise price of US$6.50 per share. The share options will vest in 5 successive equal annual installments on the last day of each year from the grant date, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

On October 1, 2011, the Company granted to certain officers and employees options to purchase 4,180,000 and 32,000 ordinary shares of the Company at an exercise price of US$1.42 per share, with which the share options will vest in 5 and 1 successive equal annual installments on the last day of each year from the grant date, respectively, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

On November 3, 2011, the Company granted to one officer options to purchase 1,120,000 ordinary shares of the Company at an exercise price of US$1.42 per share. The share options will vest in 24 successive equal monthly installments on the last day of each month from October 1, 2011, provided that the personnel's service with the Company has not terminated prior to each such vesting date.

A summary of activity under the share-based compensation plan is as follow:

	Number of option outstanding	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic value
		(US$/share)	(in years)	(Rmb)
Balance as of January 1, 2011	4,070,898	2.08
Granted	5,732,000	1.73
Exercise	(276,136)	2.08
Forfeited	(986,378)	2.51
Balance as of December 31, 2011	8,540,384	1.80	5.7	—
Vested and expected to vest as of December 31, 2011	6,847,660	1.81	5.4	—
Vested and exercisable as of December 31, 2011	1,551,536	2.02	3.1	—

The aggregate intrinsic value is calculated as the difference between the market value of ordinary, US$1.25 per share as of December 31, 2011 and the exercise prices of the options.

Total intrinsic value of options exercised for the years ended December 31, 2009, 2010 and 2011 were nil, RMB2,938,203 and nil, respectively. The weighted average grant date fair value of options granted during the years ended December 31, 2009, 2010 and 2011 was RMB6.16, RMB16.85 and RMB6.91 per share, respectively. The total fair value of options vested during the years ended December 31, 2009, 2010 and 2011 was nil, RMB9,363,356 and RMB9,558,119.

A summary of non vested shares activity under the share-based compensation plan is as follow:

	Number of option outstanding	Weighted-Average Fair Value in Grant Date
		(RMB/share)
Non-vested at January 1, 2011	3,109,870	8.35
Granted	5,732,000	6.91
Vested	(936,726)	5.87
Forfeited	(916,296)	10.49
Non-vested at December 31, 2011	6,988,848	7.59

Expected to vest as of December 31, 2011	5,296,124	7.66

Total share-based compensation expense, determined based on the fair value of the options on the grant dates including the incremental charge resulted from the repricing, applying an estimated forfeiture rate of 0% or 10%, amounted to approximately RMB70,635,363, of which the amount of RMB9,879,124 recognized in the year ended December 31, 2011.

The share-based compensation expense for the year ended December 31, 2011 was recorded in the respective items:

Costs of revenues	725,651
Selling expenses	529,939
General and administrative expenses	8,623,534
Total	9,879,124

As of December 31, 2011, the Company had unrecognized share-based compensation expense RMB34,960,240 related to non-vested share options. That deferred cost is expected to be recognized over a weighted-average period of 6.32 years. For the year ended December 31, 2011, total cash received from the exercise of share options amounted to RMB3,759,081.

The fair value of option grant is estimated on the date of grant using Binomial Tree option pricing model for grants before the IPO which contained performance conditions and Black-Scholes model for grants after the IPO with the following assumptions for options granted to employees and non-employees during the year ended December 31, 2011, respectively:

Risk-free interest rate	0.69%-2.11%
Expected term	3.9-5.0
Expected dividend yield	0%
Expected volatility	77%-82%
Fair value per option at grant date (RMB)	4.25-26.65

The risk-free interest rate is based on the China government bond yield denominated in US$ for a term consistent with the expected life of the awards in effect at the time of grant.

The expected term is based on the contractual term of the option and expected employee exercise and post-vesting employment termination behavior. Currently, it is based on the simplified approach.

The Company has no history or expectation of paying dividends on its ordinary shares.

The Company chose to use the historical volatility and implied volatility of a basket of comparable publicly-traded companies for a period equal to the expected term preceding the grant date.

RELATED PARTY TRANSACTIONS AND BALANCES	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS AND BALANCES
24.	RELATED PARTY TRANSACTIONS AND BALANCES

(a) Related party balances

Outstanding amounts due from/to related parties as of December 31, 2010 and 2011 were as follows:

	As of December 31,
	2010	2011
	RMB	RMB
Accounts receivable, net- a related party:
Accounts receivable from subsidiaries of ReneSola Ltd. ("ReneSola", controlled by an immediate family member of the principal shareholders and directors of the Company, who are the executive officers of the Company)	100,382	31,010,170
Other receivables- related parties:
Travelling advances to executive directors who are also shareholders	399,444	691,242

Total	499,826	31,701,412

Accounts payables due to a related party
Accounts payable due to a subsidiary of ReneSola Ltd. (“ReneSola”, controlled by an immediate family member of the principal shareholders and directors of the Company, who are the executive officers of the Company)	—	35,887,845
Other payables due to a related party
Other payables to Desun for leasing of land and buildings	—	1,094,047

Total	—	36,981,892

(b) Related party transactions

For the years ended December 31, 2009, 2010 and 2011, revenues from sales of products and provision of processing services to subsidiaries of ReneSola amounted to RMB28,317,315, nil and RMB32,587,949, respectively.

For the years ended December 31, 2009, 2010 and 2011, raw materials purchased from a subsidiary of ReneSola amounted to nil, RMB35,250,000 and RMB44,512,919.

On January 1, 2008, Desun and Jiangxi Jinko entered into an operating lease agreement pursuant to which Desun leased its buildings and land use rights to Jiangxi Jinko for a ten-year period from January 1, 2008 to December 31, 2017. Desun was deconsolidated from the Company on July 28, 2008 and became a related party of the Group. For the years ended December 31, 2009, 2010 and 2011, Desun charged Jiangxi Jinko RMB1,100,304, RMB1,100,304 and RMB1,100,304 in rent, respectively (Note 26).

During the years ended December 31, 2010 and 2011, the Shareholders provided guarantees for the Group's several short-term and long-term bank borrowings. As of December 31, 2010 and 2011, the balances of short-term borrowings guaranteed by the Shareholders were RMB272,955,568 and RMB244,000,000, respectively, and the balances of long-term borrowings guaranteed by the Shareholders were RMB200,000,000 and RMB80,000,000, respectively (Note 16).

During the year ended December 31, 2011, Desun provided collateral on its land use rights and buildings, for a short-term bank borrowing of RMB17,000,000 of the Group (Note 16).

CERTAIN RISKS AND CONCENTRATION	12 Months Ended
Dec. 31, 2011
CERTAIN RISKS AND CONCENTRATION
25.	CERTAIN RISKS AND CONCENTRATION

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investments, accounts receivable, prepayments and other current assets. As of December 31, 2010 and 2011, substantially all of the Group's cash were held by major financial institutions located in the PRC.

The Group has contracts for the purchases of materials and equipment which are denominated in foreign currencies, including US Dollars, Swiss Francs, Euros and Japanese Yen. For the year ended December 31, 2011, 80% of the Group's revenues are dominated in foreign currencies, including US Dollars and Euros. Renminbi, the functional currency of the Group, is not freely convertible into foreign currencies. The Group has entered into foreign exchange forward contracts with local banks to reduce the exposure of significant changes in the exchange rates between Renminbi and foreign currencies.

The following table summarizes the percentage of the Company’s revenue over 10% of total revenue for the years ended December 31, 2009, 2010 and 2011, and accounts receivable represented by customers with balances over 10% of accounts receivables as of December 31, 2010 and 2011, respectively:

	Revenue
	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Company A	—	5%	16%

	Accounts receivable
	December 31,
	2010	2011
	RMB	RMB
Company B	—	14%
Company C	—	11%

The Group relies on a limited number of equipment suppliers including GT Solar Incorporated ("GT Solar"), Miyamoto Trading Limited ("Miyamoto"), Ningxia Jing Yang Automation Co., Ltd. ("Jing Yang"), Applied Materials Baccini S.P.A, (currently "Applied Materials Italia S.R.L."), or "Applied Materials" and Centrotherm Photovoltaics AG (“Centrotherm”) for a majority of principal manufacturing equipment and spare parts. For the year ended December 31, 2009, 24% and 18% of the Group's manufacturing equipment were purchased from Miyamoto and Jing Yang, respectively. For the year ended December 31, 2010, 17%, 10% and 10% of the Group's manufacturing equipment were purchased from Miyamoto, GT Solar and Applied Materials. For the year ended December 31, 2011, 17%, 13% and 10% of the Group's manufacturing equipment were purchased from Miyamoto, Applied Materials and Centrotherm, respectively. No other suppliers individually accounted for more than 10% of the equipment purchase for the periods presented.

As of December 31, 2011, 32% and 23% of the balance of the Group's advance payments were made to two major suppliers, Hoku Materials, Inc. ("Hoku"), a fully owned subsidiary of Hoku Corporation (formerly known as "Hoku Scientific, Inc.") and Wuxi Zhong Cai Technologies Co., Ltd., ("Zhong Cai") respectively. The Group is exposed to the credit and financial risks of these suppliers. The Group's financial condition and results of operations may be materially affected if the suppliers fail to meet their obligations of supplying silicon materials according to the contractually agreed schedules. No other individual supplier has advance payment balances that accounted for more than 10% of the total balance as of December 31, 2011.

Hoku is currently in the process of undertaking a construction project for producing virgin polysilicon which the Group has contracted for. While the Group's prepayment to Hoku is secured by a lien on Hoku's assets according to the terms of the supply contract with Hoku, such lien is deeply subordinated and shared with all other customers and other senior lenders of Hoku. According to Hoku’s Form 10-Q for the quarter ended December 31, 2011 filed on March 5, 2012, Hoku expects to raise at least an additional US$139.8 million to complete the construction of its planned 4,000 metric ton plant with a total estimated cost of US$700.0 million. Jiangxi Jinko and Hoku entered into a supplementary agreement in September 2011. Pursuant to this agreement, the first shipment date of the polysilicon materials has been further postponed to July 1, 2012, which was previously scheduled at July 1, 2011. The annual prices terms for the first four years are fixed. However, if the difference between the contract price and the average contract price for the last twelve months reflected in the PCSPI or another mutually acceptable third party index exceeds a defined band, the price under our long-term supply contract with Hoku will be subject to renegotiation by the parties. The prices for the final four years will be determined by both parties three months prior to the expiration of each shipment date. And Hoku will refund in total US$2.2 million to Jiangxi Jinko, with monthly payment of US$0.22 million from September 2011 to June 2012. Up to February 2012, the Group received US$0.88 million of the refund from Hoku. As of December 31, 2011, the Group did not record any provisions in relation to the prepayment to Hoku as the potential impairment loss was not probable. However, if Hoku fails to complete its construction project, which could cause it to fail to fulfill its contractual delivery obligations to the Group, or if Hoku ceases to continue as a going concern, the Group may have difficulty recoveringall or any of the deposits of US$19.56 million the Group paid to Hoku, which could have a material adverse effect on the financial condition of the Group.

Zhongcai is a producer of virgin polysilicon materials with which the Company entered into a long-term purchase contract in July 2008. Wuxi Zhong Cai Group Co., Ltd., the parent company of Zhong Cai, provided guarantee to the Company for execution of the purchase contract. The Company and Zhong Cai entered into a supplementary agreement in January 2009. Pursuant to this supplementary agreement, the purchase price of polysilicon materials will be negotiated based on the market price. The delivery schedule and utilization of advance payments will be further negotiated. Close to the end of year 2011, Zhong Cai stopped its production in response to the change in the polysilicon market. Zhong Cai resumed part of its manufacturing capacity in March 2012. If Zhong Cai cannot ramp up its production with a reasonable profit margin or undergoes any difficulty in its operation, the Company may not be able to recover all or any of the advance payment of Rmb95.6 million that has been made to Zhong Cai, and then may have to rely on the guarantee from Wuxi Zhong Cai Group Co., Ltd. to recover the advance payment. As of December 31, 2011, the Company did not record any provisions in relation to the prepayment of RMB95.6 million to Zhong Cai as the potential impairment loss was not probable.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
26.	COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

From January 1, 2008, Jiangxi Jinko leased buildings and land use rights from Desun, under a non-cancelable operating lease expiring in January 2018, with an annual rental of RMB1,100,304 and an option to renew. In addition, the Group also leased office buildings for its offices located in Hong Kong, Shanghai, Germany, United States and Italy under non-cancelable operating lease from third parties.

Future minimum obligations for operating leases are as follows:

Year ending December 31,	RMB
2012	5,464,815
2013	5,073,942
2014	4,005,687
2015	1,692,868
2016	1,294,245
Years thereafter	1,100,304

Total	18,631,861

Rental expense under all operating leases were RMB3,284,497, RMB4,455,490 and RMB5,493,427 for the years ended December 31, 2009, 2010 and 2011, respectively.

(b) Capital commitments

The Group entered into several purchase agreements and supplementary agreements with certain suppliers to acquire machineries to be used in the manufacturing of its products. The Group's total future payments under these purchase agreements amounted to RMB439.1 million as of December 31, 2011.

(c) Contingencies

In the opinion of management, as confirmed by its legal counsel, as of December 31, 2011, the ownership structure of the Group is in compliance with all existing PRC laws and regulations. It is also in the opinion of management that potential losses arising from the ownership structure based on current regulatory environment is remote. However, the Company cannot be assured that the PRC government authorities will not take a view contrary to the opinion of management. In addition, there may be changes and other developments in the PRC laws and regulations or their interpretations. If the current ownership structure of the Group was found to be not in compliance with any existing or future PRC laws or regulations, the Group may be required to restructure its ownership structure and operations in the PRC to comply with current or new PRC laws and regulations.

On December 20, 2010, Zhejiang Global Photovoltaic Technology Co., Ltd ("Zhejiang Global"), one of the customers, filed an action in Shaoxing People's Court against Zhejiang Jinko for the late delivery of products and claimed for charges of RMB14 million and the return of advances paid by Zhejiang Global to Zhejiang Jinko of RMB5 million. As of December 31, 2010, the management estimates that the probable loss associated with this lawsuit is in the range of RMB10 million to RMB13 million. Hence, the Company provided RMB10 million for estimated loss. On April 20, 2011, Shaoxing People’s Court ruled in favor of Zhejiang Global that Zhejiang Jinko must pay the late charge of RMB12 million and return the advances of RMB4.8 million to Zhejiang Global. On May 30, 2011, Zhejiang Jinko filed an appeal to the Shaoxing Intermediate People’s Court, Zhejiang Province. On December 15, 2011, Shaoxing Intermediate People’s Court upheld the judgment of the lower court. The Group provided RMB12 million for estimated loss as of December 31, 2011. A total liability of RMB 16.8 million including the return of the advance payment, were recorded in other payables and accruals as of December 31, 2011.

On March 9, 2011, Jiangsu Yangsheng Energy Technology Co., Ltd., or Jiangsu Yangsheng, one of our customers, filed an action in Haining People’s Court, Zhejiang Province against Zhejiang Jinko for the return of prepayment of RMB8 million and the accrued interest of RMB74,667 due to the delayed return of prepayment. The case was subsequently referred to the Jiaxing Intermediate People’s Court. On February 20, 2012, Jiaxing Intermediate People’s Court ruled in favor of Zhejiang Jinko for lack of contractual relationship between Jiangsu Yansheng and Zhejiang Jinko. On March 6, 2012, Jiangsu Yangsheng filed an appeal to the Zhejiang High People’s Court, Zhejiang Province. As of the date of this annual report, this suit is still pending. The Company does not anticipate any loss from this case.

On October 11, 2011, JinkoSolar was named as a defendant in a putative shareholder class action lawsuit filed in the United States District Court for the Southern District of New York captioned Marco Peters v. JinkoSolar Holding Co., Ltd., et al., Case No. 11-CV-7133 (S.D.N.Y.) (the “U.S. Securities Action”). In addition to JinkoSolar, the complaint also names as defendants Xiande Li, Kangping Chen, Xianhua Li, Wing Koen Siew, Haitao Jin, Zibin Li, Stephen Markscheid, Longgen Zhang (the “Individual Defendants”), and the underwriters of JinkoSolar's May 13, 2010 ADS offering. The plaintiff in the U.S. Securities Action seeks to represent a class of all purchasers and acquirers of ADSs of JinkoSolar between May 13, 2010 and September 21, 2011, inclusive. The plaintiff alleges that the defendants violated Sections 11 and 12(a)(2) of the Securities Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934 by making material misstatements or failing to disclose material information regarding, among other things, JinkoSolar’s compliance with environmental regulations at its Haining facility. The complaint also asserts claims against the Individual Defendants for control person liability under Section 15 of the Securities Act of 1933 and Section 20(a) of the Securities Exchange Act of 1934. The complaint seeks, among other things, certification of the putative class, unspecified compensatory damages (including interest), and costs and expenses incurred in the action.

On March 19, 2012, the court entered an order appointing lead plaintiffs in the U.S. Securities Action. On April 2, 2012, the court directed lead plaintiffs to file an amended complaint on or before May 30, 2012. The deadline for defendants to move, answer or otherwise respond to the amended complaint is July 30, 2012. As of December 31, 2011, a range of loss was not known for the claims. JinkoSolar believes that the claims against it in the U.S. Securities Action are without merit and intends to defend itself vigorously.

(d) Guarantees

On June 13, 2009, Jiangxi Jinko entered into a loan agreement with Shangrao Heji Investment Co., Ltd. ("Heji"), in the principal amount of RMB100 million with a term of three years. Of this amount, RMB nil was outstanding as of December 31, 2011. In consideration of this loan agreement, Heji required Jiangxi Jinko to enter into a guarantee agreement with Jiangxi International Trust Co., Ltd. ("JITCL") on May 31, 2009 for Heji's payment obligations under its separate trust loan agreement with JITCL ("JITCL Loan Agreement"), under which JITCL extended a loan to Heji in the principal amount of RMB50 million for a term of three years. In the event that Heji fails to perform its obligations under the JITCL Loan Agreement or otherwise defaults thereunder, Jiangxi Jinko will become liable for Heji's obligations under the JITCL Loan Agreement. The Company recorded a guarantee liability of RMB1.5 million as of December 31, 2010 and reclassified to short term liability as of December 31, 2011. Corresponding deferred financing cost was recorded and amortized over the period of Jiangxi Jinko’s long-term borrowing. Jiangxi Jinko has fully repaid the entrusted loans in July 2011. However, Jiangxi Jinko has not been released from its obligations and therefore, it may still be required to perform obligations under the Guarantee Agreement, which would have a materially adverse effect on the Company’s financial condition.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
27.	FAIR VALUE MEASUREMENTS

A hierarchy is established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. As such, fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. The hierarchy is broken down into three levels based on the reliability of inputs as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted price in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions.

Derivative Liabilities

On a recurring basis, the Company measures the 2010 Performance Adjustment Derivative Liabilities (Note 19) at fair value. Since the 2010 Performance Adjustment Derivative Liabilities are not traded on an exchange, they are valued using a valuation model. Management is responsible for determining the fair value and considered a number of factors including valuations. The 2010 Performance Adjustment Derivative Liability was bifurcated at the fair value measured with the residual financing proceeds attributed to the Series B Redeemable Convertible Preferred Shares on issuance date.

Fair value change in forward contracts

The Company has entered into foreign exchange forward contracts with local banks to reduce the exposure of significant changes in exchange rates between Renminbi and foreign currencies. Authoritative guidance requires companies to recognize all of the derivative financial instruments as either assets or liabilities at fair value in the consolidated balance sheets based upon quoted market prices for comparable instruments. The Company's derivative instruments have not met the criteria for hedge accounting within authoritative guidance. Therefore, the foreign currency forward contracts have been recorded at fair value, with the gain or loss on these transactions recorded in the consolidated statements of operations within "Change in fair value of forward contracts" in the period in which they occur. The Company does not use derivative financial instruments for trading or speculative purposes. The Company held foreign exchange forward contracts with a total notional value of US$583.7 million and EUR32.0 million as of December 31, 2011. These foreign exchange forward contracts mature between 1 to 12 months. The Company used a discounted cash-flow methodology to measure fair value, which requires inputs such as interest yield curves and foreign exchange rates. The significant inputs used in the aforementioned model can be corroborated with market observable data and therefore the fair value measurements are classified as level 2. Typically, any losses or gains on the forward exchange contracts are offset by re-measurement losses or gains on the underlying balances denominated in non-functional currencies. The Company's foreign currency exchange contract is an over-the-counter instrument.

Convertible Senior Notes and Capped Call Options

The Company has adopted valuation models to assess the fair value for capped call options and the Notes, as the capped call options are not publicly traded and the trading of the Notes is considered inactive. Management is responsible for determining these fair values and assessing a number of factors. Both capped call options and the Notes are valued using the Binomial Tree option pricing model. The valuation involves complex and subjective judgments as well as the Company’s best estimates on the valuation date. The main inputs to this model include underlying share price, expected share volatility, expected dividend yield, risk free interest rate etc.

Recurring change in fair value

As of December 31, 2010 and 2011, information about inputs into the fair value measurements of the Company's assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurements at Reporting Date Using
Description	Balance as of December 31, 2010	Quote Prices in Active market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange forward contracts	96,871,563	—	96,871,563	—

Liabilities:
Foreign exchange forward contracts	13,063,592	—	13,063,592	—

	Fair Value Measurements at Reporting Date Using
Description	Balance as of December 31, 2011	Quote Prices in Active market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange forward contracts	64,954,682	—	64,954,682	—
Capped call options	16,408,445	—	—	16,408,445

Liabilities:
Foreign exchange forward contracts	5,524,497	—	5,524,497	—
Convertible senior notes	387,777,235	—	—	387,777,235

The Group's foreign exchange forward contracts are not traded on an exchange, the Group values them using valuation models. The valuation of these contracts used interest rate yield curves and foreign exchange rates as the significant inputs in the valuation models. These inputs are observable in active markets over the terms of the instruments the Group holds.

Assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3 valuation)

A summary of changes in Level 3 embedded derivative underlying Series B Redeemable Convertible Preferred Shares for the years ended December 31, 2010 and 2011 were as follows:

A summary of changes in Level 3 fair value of convertible senior notes for the year ended December 31, 2011 was as follows:

Balance at December 31, 2010	—
Issuance of convertible senior notes	812,525,000
Foreign exchange gain	(21,522,933)
Change in fair value of convertible senior notes	(398,030,217)
Repurchase of convertible senior notes	(5,194,615)
Balance at December 31, 2011	387,777,235

A summary of changes in Level 3 fair value of Capped call options for the year ended December 31, 2011 was as follows:

Balance at December 31, 2010	—
Purchase of capped call option	117,003,600
Foreign exchange gain	(2,312,645)
Change in fair value of capped call options	(98,282,510)
Balance at December 31, 2011	16,408,445

Change in fair value of derivatives

The Change in fair value of derivatives recognized in earnings was as follows:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Forward contracts	—	98,039,341	36,604,889
Embedded derivatives	(13,599,301)	54,938	—
Convertible senior notes	—	—	398,030,217
Capped call options	—	—	(98,282,510)
Total	(13,599,301)	98,094,279	336,352,596

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
28.	GOODWILL

As of December 31, 2010, the RMB45,645,832 in goodwill related to our reporting unit represented goodwill allocated from the acquisitions of Zhejiang Jinko in 2009 (Note 3). The allocation of all the goodwill from the acquisition to our reporting unit represented the expected synergies, economies of scale and vertical integration our business would realize from using our solar modules in the project pipelines obtained from the acquisition. Once goodwill has been assigned to a reporting unit, for accounting purposes, the goodwill is no longer directly associated with the underlying acquisitions that the goodwill originated from, but rather the reporting unit to which it has been allocated. The Group is considered as one single reporting unit.

The Company commenced its annual goodwill impairment test in October 2011.  However, considering qualitative factors including the continuing reduction in our market capitalization for the quarters ended September 30, 2011 and December 31, 2011 and the fiscal 2012 solar industry outlook, we concluded that a two-step goodwill impairment test was required for our reporting unit.

In estimating the fair value of the reporting unit in the first step of the impairment test, significant management judgment was required. In using the income approach methodology of valuation, estimates to determine the fair value of the reporting unit included management judgment related to forecasts of future operating results, discount rates, and expected future growth rates that are used in the discounted cash flow method of valuation. In using the market approach methodology of valuation, management made judgments related to the selection of comparable businesses. The sum of the fair value of the reporting unit is also compared to the Company’s external market capitalization in order for management to assess the appropriateness of such estimates. The underlying assumptions used in the first step of the impairment test considered the market capitalization as of December 31, 2011 and the current industry environment and its expected impact on the fair value of the reporting unit. The Company determined that the fair value of the reporting unit was less than the carrying value, which required us to perform the second step of the impairment test for the components reporting unit.

Management performed the second step of the impairment test to determine the implied fair value of goodwill for the reporting unit, which requires management to allocate the fair value of the reporting unit determined in step one to all of the assets and liabilities including any unrecognized intangible assets of the components reporting unit. Management determined the implied fair value of goodwill in the reporting unit to be zero. As a result, we impaired all of the goodwill in the reporting unit and recorded RMB45,645,832 of impairment expense, which also represents the accumulated goodwill impairment losses.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS
29.	RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payments of dividends by the Company's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC GAAP. In addition, the statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends by the Company's PRC subsidiaries that are registered as wholly owned foreign investment enterprises or domestic enterprises. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. Even though the Company does not currently require any such dividends, loans or advances from the Company's PRC subsidiaries for working capital or other funding purposes, it may in the future require additional cash resources from the PRC subsidiaries due to changes in business conditions, to fund future acquisitions and development, or merely declare dividends or make distributions to the Company's shareholders. Restricted net assets were RMB2,850,011,133, 31% of total assets as of December 31, 2011.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENTS

Subsequent to December 31, 2011, the Group obtained additional short-term and long-term bank borrowings (Note 16).

In January 2012, the Company repurchased 173,570 ADSs (694,280 shares) but have not been retired with total consideration of RMB 5.5 million (US$0.9 million).

On April 17, 2012, the Company registered unsecured one-year short-term bonds with an aggregate principal amount of RMB300 million with the the PRC National Association of Financial Market Institutional Investors (“NAFMII”). The short-term bonds which the Company expects to issue on April 23, 2012 will bear a fixed annual interest rate determined on the issuance date and will mature on April 23, 2013. Industrial Bank Co., Ltd. Will act as the lead underwriter and bookrunner for the short-term bonds with standby commitment. The proceeds will be used as working capital.

ADDITIONAL INFORMATION-CONDENSED FINANCIAL STATEMENTS OF THE PARENT COMPANY	12 Months Ended
Dec. 31, 2011
ADDITIONAL INFORMATION-CONDENSED FINANCIAL STATEMENTS OF THE PARENT COMPANY
31.	ADDITIONAL INFORMATION—CONDENSED FINANCIAL STATEMENTS OF THE PARENT COMPANY

The separate condensed financial statements of the Company as presented below have been prepared in accordance with Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04 and present the Company's investments in its subsidiaries under the equity method of accounting. Such investment is presented on separate condensed balance sheets of the Company as "Investments in subsidiaries " and the Company's shares of the profit or loss of subsidiaries are presented as "Share of (loss) / income from subsidiaries" in the statements of operations.

The Company completed the Share Exchange with the then existing shareholders of Paker, the holding company of its subsidiaries, on December 16, 2008 (Note 21). Upon completion, Paker becomes a wholly-owned subsidiary of the Company. The Share Exchange was accounted for as a recapitalization of the Company, as such, the separate condensed financial statements of the Company are presented as if the current corporate structure has been in existence since the beginning of the years presented.

The Company did not have any significant commitment, long term obligation, or guarantees as of December 31, 2010 and 2011.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed and omitted. The footnote disclosures contain supplemental information relating to the operations of the Company, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

Condensed statements of operations:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	USD
				(Note 2 (aj))
Net revenues	—	—	—	—
Cost of revenues	—	—	—	—

Gross profit	—	—	—	—

Total operating expenses	(25,388,252)	(5,867,589)	(7,319,613)	(1,162,969)

Loss from operations	(25,388,252)	(5,867,589)	(7,319,613)	(1,162,969)
Convertible senior notes issuance costs	—	—	(24,463,052)	(3,886,788)
Share of income from subsidiaries	124,566,024	884,060,266	26,457,224	4,203,630
Interest income/(expense), net	—	1,342	(19,844,874)	(3,153,033)
Exchange gain/(loss)	—	291,950	(1,204,936)	(191,445)
Other expense	(168,839)	3,332,320	(29,637)	(4,709)
Change in fair value of embedded derivative	(13,599,301)	54,938	—	—
Change in fair value of convertible senior notes and capped call option	—	—	299,747,707	47,625,114
Income before income tax expenses	85,409,632	881,873,227	273,342,819	43,429,800
Income tax expenses	—	—	—	—
Net income for the year	85,409,632	881,873,227	273,342,819	43,429,800
Series A Redeemable Convertible Preferred Shares accretion	(31,832,994)	(13,433,242)	—	—
Series B Redeemable Convertible Preferred Shares accretion	(42,301,594)	(17,479,734)	—	—
Deemed dividend to a preferred shareholder	(8,015,089)	—	—	—
Allocation to preferred shareholders	(40,422,944)	(15,156,606)	—	—

Net income/(loss) attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	(37,162,989)	835,803,645	273,342,819	43,429,800

Condensed balance sheets:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	USD
			(Note 2 (aj))
ASSETS
Current assets:
Cash and cash equivalents	9,084,131	17,279,974	2,745,511
Due from subsidiaries	1,662,280	583,271,399	92,672,492
Other current assets	4,324,372	33,681,614	5,351,470
Total current assets	15,070,783	634,232,987	100,769,473
Investments in subsidiaries	2,677,016,021	2,703,338,634	429,517,252
Capped call option	-	16,408,445	2,607,039
Total assets	2,692,086,804	3,353,980,066	532,893,764

LIABILITIES
Current liabilities:
Due to subsidiaries	20,896,567	65,331,777	10,380,173
Other current liabilities	5,988,361	5,680,539	902,547
Total current liabilities	26,884,928	71,012,316	11,282,720
Convertible senior notes	-	387,777,235	61,611,598
Total liabilities	26,884,928	458,789,551	72,894,318
Shareholders' Equity
Ordinary shares (US$0.00002 par value, 500,000,000 shares authorized, 95,078,242 and 89,435,058 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	13,832	13,200	2,097
Additional paid-in capital	1,542,089,341	1,507,224,827	239,473,908
Treasury stock	—	(8,354,423)	(1,327,384)
Retained earnings	1,123,098,703	1,396,441,522	221,872,213
Accumulated other comprehensive loss	—	(134,611)	(21,388)
Total Shareholders' Equity	2,665,201,876	2,895,190,515	459,999,446

Total liabilities and shareholders' equity	2,692,086,804	3,353,980,066	532,893,764

The balance due from subsidiaries represented the expenses paid on behalf by the Company to its subsidiaries.

Other current assets mainly represented the prepaid insurance premium, prepaid rent and other miscellaneous expenses.

The balance due to subsidiaries represented the professional service fees paid by Jiangxi Jinko.

Other current liabilities represented accrual for unpaid professional service fees.

The Company has long term obligations arising from the issuance of Convertible Senior Notes due in May 15, 2016 (See Note 20 of the notes to the consolidated financial statements).

Condensed statements of cash flows:

	For the years ended
	2009	2010	2011	2011
	RMB	RMB	RMB	USD
				(Note 2 (aj))
Cash flows from operating activities:
Net income	85,409,632	881,873,227	273,342,819	43,429,800
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Change in fair value of embedded derivatives	13,599,301	(54,938)	—	—
Change in fair value of convertible senior notes	—	—	(398,030,217)	(63,240,633)
Change in fair value of capped call option	—	—	98,282,510	15,615,518
Non-cash compensation to ordinary shareholders/employees	20,889,414	—	—	—
Share of income from subsidiaries	(124,566,024)	(884,060,266)	(26,457,224)	(4,203,630)
Exchange (gain)/loss	—	(291,950)	1,204,936	191,445
Changes in operating assets and liabilities:
Increase in due from subsidiaries	—	(1,662,280)	(571,729,995)	(90,838,749)
Decrease/(increase) in other current assets	(7,120,006)	2,795,634	(29,357,242)	(4,664,396)
Increase in due to a subsidiary	7,308,623	16,417,507	44,435,210	7,060,044
(Decrease)/increase in other current liabilities	4,479,060	(886,756)	(19,959,953)	(3,171,316)
Net cash from/(used in) operating activities	—	14,130,178	(628,269,156)	(99,821,917)

Cash flows from investing activities:
Investments in subsidiaries	—	(821,266,865)	—	—
Net cash used in investing activities	—	(821,266,865)	—	—

Cash flows from financing activities:
Proceeds from issuance of ordinary shares	—	814,286,284	—	—
Proceeds from exercise of share options	—	2,076,090	3,759,081	597,258
Proceeds from issuance of convertible senior notes	—	—	812,525,000	129,097,221
Repurchase of convertible senior notes	—	—	(5,222,773)	(829,815)
Cash paid for capped call option	—	—	(117,003,600)	(18,590,000)
Repurchase of common stock	—	—	(56,857,774)	(9,033,790)
Net cash provided by financing activities	—	816,362,374	637,199,934	101,240,874
Effect of foreign exchange rate changes on cash	—	(141,556)	(734,935)	(116,769)
Net increase in cash	—	9,084,131	8,195,843	1,302,188
Cash and cash equivalents, beginning of year	—	—	9,084,131	1,443,323
Cash and cash equivalents, end of year	—	9,084,131	17,279,974	2,745,511